                                                                     Exhibit 4.3





                          THE FAIRCHILD CORPORATION,
                                   as Issuer

                    THE SUBSIDIARY GUARANTORS NAMED HEREIN,
                           as Subsidiary Guarantors


                  10 3/4% Senior Subordinated Notes due 2009



                        ------------------------------


                                   INDENTURE


                          Dated as of April 20, 1999


                        ------------------------------



                             THE BANK OF NEW YORK,
                                  as Trustee

                             CROSS-REFERENCE TABLE


TIA                                                                 Indenture
SECTION                                                              Section

  310(a)(1)..........................................................  7.10
     (a)(2)..........................................................  7.10
     (a)(3)..........................................................  N.A.
     (a)(4)..........................................................  N.A.
     (b).......................................................  7.08; 7.10
     (c).............................................................  N.A.
  311(a).............................................................  7.11
     (b).............................................................  7.11
     (c).............................................................  N.A.
  312(a).............................................................  2.05
     (b)............................................................. 13.03
     (c)............................................................. 13.03
  313(a).............................................................  7.06
     (b).............................................................  7.06
     (c)............................................................. 13.02
     (d).............................................................  7.06
  314(a)............................................................. 4.02;
                                                                      13.02
  314(a)(4)..........................................................  4.12
     (b).............................................................  N.A.
     (c)(1).......................................................... 13.04
     (c)(2).......................................................... 13.04
     (c)(3)..........................................................  N.A.
     (d).............................................................  N.A.
     (e)............................................................. 13.05
     (f).............................................................  N.A.
  315(a).............................................................  7.01
     (b)........................................................7.05; 13.02
     (c).............................................................  7.01
     (d).............................................................  7.01
     (e).............................................................  6.11
  316(a)(last sentence).............................................. 13.06
     (a)(1)(A).......................................................  6.05
     (a)(1)(B).......................................................  6.04

     (a)(2)..........................................................  N.A.
     (b).............................................................  6.07
  317(a)(1)..........................................................  6.08
     (a)(2)..........................................................  6.09
     (b).............................................................  2.04
  318(a)............................................................. 13.01


          N.A. means Not Applicable.



Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                               TABLE OF CONTENTS

                                   ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  DEFINITIONS ................................................    1
SECTION 1.02.  OTHER DEFINITIONS ..........................................   27
SECTION 1.03.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT ..........   28
SECTION 1.04.  RULES OF CONSTRUCTION ......................................   29
SECTION 1.05.  ONE CLASS OF SECURITIES ....................................   30

                                  ARTICLE II

                                THE SECURITIES

SECTION 2.01.  FORM AND DATING ............................................   30
SECTION 2.02.  EXECUTION AND AUTHENTICATION ...............................   30
SECTION 2.03.  REGISTRAR AND PAYING AGENT .................................   31
SECTION 2.04.  PAYING AGENT TO HOLD MONEY IN TRUST ........................   32
SECTION 2.05.  SECURITYHOLDER LISTS .......................................   32
SECTION 2.06.  TRANSFER AND EXCHANGE ......................................   32
SECTION 2.07.  REPLACEMENT SECURITIES .....................................   33
SECTION 2.08.  OUTSTANDING SECURITIES .....................................   34
SECTION 2.09.  TEMPORARY SECURITIES .......................................   34
SECTION 2.10.  CANCELLATION ...............................................   34
SECTION 2.11.  DEFAULTED INTEREST .........................................   35
SECTION 2.12.  CUSIP NUMBERS ..............................................   35
SECTION 2.13.  ISSUANCE OF ADDITIONAL SECURITIES ..........................   35

                                   ARTICLE III

                                   REDEMPTION

SECTION 3.01.  NOTICES TO TRUSTEE .........................................   36
SECTION 3.02.  SELECTION OF SECURITIES TO BE REDEEMED .....................   36
SECTION 3.03.  NOTICE OF REDEMPTION .......................................   37
SECTION 3.04.  EFFECT OF NOTICE OF REDEMPTION .............................   38

SECTION 3.05.  DEPOSIT OF REDEMPTION PRICE ................................   38
SECTION 3.06.  SECURITIES REDEEMED IN PART ................................   38

                                   ARTICLE IV

                                    COVENANTS

SECTION 4.01.  PAYMENT OF SECURITIES ......................................   38
SECTION 4.02.  SEC REPORTS ................................................   39
SECTION 4.03.  LIMITATION ON INDEBTEDNESS .................................   39
SECTION 4.04.  LIMITATION ON RESTRICTED PAYMENTS ..........................   42
SECTION 4.05.  LIMITATION ON RESTRICTIONS ON DISTRIBUTIONS FROM
     RESTRICTED SUBSIDIARIES ..............................................   46
SECTION 4.06.  LIMITATION ON ASSET DISPOSITIONS ...........................   48
SECTION 4.07.  LIMITATION ON AFFILIATE TRANSACTIONS .......................   51
SECTION 4.08.  [INTENTIONALLY OMITTED] ....................................   53
SECTION 4.09.  CHANGE OF CONTROL ..........................................   53
SECTION 4.10.  LIMITATION ON BUSINESS ACTIVITIES ..........................   55
SECTION 4.11.  LIMITATION ON LIENS SECURING SUBORDINATED INDEBTEDNESS .....   55
SECTION 4.12.  COMPLIANCE CERTIFICATE .....................................   56
SECTION 4.13.  MAINTENANCE OF OFFICE OR AGENCY ............................   56
SECTION 4.14.  CORPORATE EXISTENCE ........................................   56
SECTION 4.15.  PAYMENT OF TAXES AND OTHER CLAIMS ..........................   56
SECTION 4.16.  MAINTENANCE OF PROPERTIES AND INSURANCE ....................   57
SECTION 4.17.  COMPLIANCE WITH LAWS .......................................   58
SECTION 4.18.  FURTHER INSTRUMENTS AND ACTS ...............................   58
SECTION 4.19.  FUTURE GUARANTORS ..........................................   58

                                    ARTICLE V

                            MERGER AND CONSOLIDATION

SECTION 5.01.  WHEN COMPANY MAY MERGE OR TRANSFER ASSETS ..................   58
SECTION 5.02.  WHEN A SUBSIDIARY GUARANTOR MAY MERGE OR TRANSFER ASSET ....   60

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

SECTION 6.01.  EVENTS OF DEFAULT ..........................................   61
SECTION 6.02.  ACCELERATION ...............................................   63
SECTION 6.03.  OTHER REMEDIES .............................................   64
SECTION 6.04.  WAIVER OF PAST DEFAULTS ....................................   65
SECTION 6.05.  CONTROL BY MAJORITY ........................................   65
SECTION 6.06.  LIMITATION ON SUITS ........................................   65
SECTION 6.07.  RIGHTS OF HOLDERS TO RECEIVE PAYMENT........................   66
SECTION 6.08.  COLLECTION SUIT BY TRUSTEE .................................   66
SECTION 6.09.  TRUSTEE MAY FILE PROOFS OF CLAIM ...........................   66
SECTION 6.10.  PRIORITIES .................................................   66
SECTION 6.11.  UNDERTAKING FOR COSTS ......................................   67
SECTION 6.12.  WAIVER OF STAY OR EXECUTION LAWS ...........................   67

                                   ARTICLE VII

                                     TRUSTEE

SECTION 7.01.  DUTIES OF TRUSTEE ..........................................   68
SECTION 7.02.  RIGHTS OF TRUSTEE ..........................................   69
SECTION 7.03.  INDIVIDUAL RIGHTS OF TRUSTEE ...............................   70
SECTION 7.04.  TRUSTEE'S DISCLAIMER .......................................   70
SECTION 7.05.  NOTICE OF DEFAULTS .........................................   71
SECTION 7.06.  REPORTS BY TRUSTEE TO HOLDERS ..............................   71
SECTION 7.07.  COMPENSATION AND INDEMNITY .................................   71
SECTION 7.08.  REPLACEMENT OF TRUSTEE .....................................   72
SECTION 7.09.  SUCCESSOR TRUSTEE BY MERGER ................................   73
SECTION 7.10.  ELIGIBILITY; DISQUALIFICATION ..............................   74
SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY ..........   74

                                  ARTICLE VIII

                              DISCHARGE DEFEASANCE

SECTION 8.01.  DISCHARGE OF LIABILITY ON SECURITIES; DEFEASANCE ...........   75
SECTION 8.02.  CONDITIONS TO DEFEASANCE ...................................   76
SECTION 8.03.  APPLICATION OF TRUST MONEY .................................   77
SECTION 8.04.  REPAYMENT TO COMPANY .......................................   77
SECTION 8.05.  INDEMNITY FOR GOVERNMENT OBLIGATIONS .......................   78
SECTION 8.06.  REINSTATEMENT ..............................................   78

                                   ARTICLE IX

                             AMENDMENTS AND WAIVERS

SECTION 9.01.  WITHOUT CONSENT OF HOLDERS .................................   78
SECTION 9.02.  WITH CONSENT OF HOLDERS ....................................   79
SECTION 9.03.  COMPLIANCE WITH TRUST INDENTURE ACT ........................   81
SECTION 9.04.  REVOCATION AND EFFECT OF CONSENTS AND WAIVERS ..............   81
SECTION 9.05.  NOTATION ON OR EXCHANGE OF SECURITIES ......................   81
SECTION 9.06.  TRUSTEE TO SIGN AMENDMENTS .................................   81

                                    ARTICLE X

                                  SUBORDINATION

SECTION 10.01.  AGREEMENT TO SUBORDINATE ..................................   82
SECTION 10.02.  LIQUIDATION, DISSOLUTION, BANKRUPTCY ......................   82
SECTION 10.03.  DEFAULT ON SENIOR INDEBTEDNESS ............................   82
SECTION 10.04.  ACCELERATION OF PAYMENT OF SECURITIES .....................   84
SECTION 10.05.  WHEN DISTRIBUTION MUST BE PAID OVER .......................   84
SECTION 10.06.  SUBROGATION ...............................................   84
SECTION 10.07.  RELATIVE RIGHTS ...........................................   84
SECTION 10.08.  SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY ..............   85
SECTION 10.09.  RIGHTS OF TRUSTEE AND PAYING AGENT ........................   85
SECTION 10.10.  DISTRIBUTION OR NOTICE TO REPRESENTATIVE ..................   85

SECTION 10.11.  ARTICLE X NOT TO PREVENT EVENTS OF DEFAULT
     OR LIMIT RIGHT TO ACCELERATE .........................................   85
SECTION 10.12.  TRUST MONEYS NOT SUBORDINATED .............................   85
SECTION 10.13.  TRUSTEE ENTITLED TO RELY ..................................   86
SECTION 10.14.  TRUSTEE TO EFFECTUATE SUBORDINATION .......................   86
SECTION 10.15.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
     INDEBTEDNESS .........................................................   86
SECTION 10.16.  RELIANCE BY HOLDERS OF SENIOR INDEBTEDNESS
     ON SUBORDINATION PROVISIONS ..........................................   87

                                   ARTICLE XI

                                   GUARANTEES

SECTION 11.01.  UNCONDITIONAL GUARANTEE ...................................   87
SECTION 11.02.  SUBORDINATION OF SUBSIDIARY GUARANTEE .....................   88
SECTION 11.03.  SEVERABILITY ..............................................   89
SECTION 11.04.  RELEASE OF SUBSIDIARY GUARANTOR FROM THE
     SUBSIDIARY GUARANTEE .................................................   89
SECTION 11.05.  LIMITATION ON AMOUNT GUARANTEED; CONTRIBUTION BY
     SUBSIDIARY GUARANTORS ................................................   89
SECTION 11.06.  WAIVER OF SUBROGATION .....................................   91
SECTION 11.07.  EXECUTION OF SUBSIDIARY GUARANTEE .........................   92
SECTION 11.08. WAIVER OF STAY OR EXECUTION LAWS ...........................   92
SECTION 11.09.  EFFECTIVENESS OF SUBSIDIARY GUARANTEE .....................   92

                                   ARTICLE XII

                     SUBORDINATION OF GUARANTEE OBLIGATIONS

SECTION 12.01.  AGREEMENT TO SUBORDINATE ..................................   93
SECTION 12.02.  LIQUIDATION, DISSOLUTION, BANKRUPTCY ......................   93
SECTION 12.03.  DEFAULT ON SENIOR INDEBTEDNESS ............................   94
SECTION 12.04.  ACCELERATION OF PAYMENT OF SECURITIES .....................   95
SECTION 12.05.  WHEN DISTRIBUTION MUST BE PAID OVER .......................   95
SECTION 12.06.  SUBROGATION ...............................................   95
SECTION 12.07.  RELATIVE RIGHTS ...........................................   96
SECTION 12.08.  SUBORDINATION MAY NOT BE IMPAIRED BY A SUBSIDIARY GUARANTOR   96

SECTION 12.09.  RIGHTS OF TRUSTEE AND PAYING AGENT .......................   96
SECTION 12.10.  DISTRIBUTION OR NOTICE TO REPRESENTATIVE .................   97
SECTION 12.11.  ARTICLE XII NOT TO PREVENT EVENTS OF DEFAULT OR LIMIT
     RIGHT TO ACCELERATE .................................................   97
SECTION 12.12.  TRUST MONEYS NOT SUBORDINATED ............................   97
SECTION 12.13.  TRUSTEE ENTITLED TO RELY .................................   97
SECTION 12.14.  TRUSTEE TO EFFECTUATE SUBORDINATION.......................   98
SECTION 12.15.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS
     OF SUBSIDIARY GUARANTORS ............................................   98
SECTION 12.16.  RELIANCE BY HOLDERS OF SENIOR INDEBTEDNESS OF
     SUBSIDIARY GUARANTORS ON SUBORDINATION PROVISIONS ...................   98

                                  ARTICLE XIII

                                  MISCELLANEOUS

SECTION 13.01.  TRUST INDENTURE ACT CONTROLS .............................   99
SECTION 13.02.  NOTICES ..................................................   99
SECTION 13.03.  COMMUNICATION BY HOLDERS WITH OTHER HOLDERS ..............   100
SECTION 13.04.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT .......   100
SECTION 13.05.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION ............   100
SECTION 13.06.  WHEN SECURITIES DISREGARDED ..............................   101
SECTION 13.07.  RULES BY TRUSTEE, PAYING AGENT AND REGISTRAR..............   101
SECTION 13.08.  LEGAL HOLIDAYS ...........................................   101
SECTION 13.09.  GOVERNING LAW ............................................   101
SECTION 13.10.  NO RECOURSE AGAINST OTHERS ...............................   101
SECTION 13.11.  SUCCESSORS ...............................................   102
SECTION 13.12.  MULTIPLE ORIGINALS .......................................   102
SECTION 13.13.  TABLE OF CONTENTS; HEADINGS ..............................   102


Rule 144A/Regulation S Appendix
Exhibit A - Form of Initial Security
Exhibit B - Form of Exchange Security or Private Exchange Security

          INDENTURE dated as of April 20, 1999, between THE FAIRCHILD CORPORATION, a Delaware corporation (the "Company"), the subsidiary guarantors listed on Schedule A hereto (the "Subsidiary Guarantors") and THE BANK OF NEW YORK, a banking corporation organized and validly existing under the laws of the State of New York, as trustee (the "Trustee").

          Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's Initial Securities, Exchange Securities and Private Exchange Securities (collectively, the "Securities"):

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE
                   ------------------------------------------

          SECTION 1.01.  DEFINITIONS.
                         -----------

          "Additional Assets" means any (1) property or assets (other than Indebtedness and Capital Stock) to be used by the Company or a Restricted Subsidiary; (2) Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary; or (3) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary; provided, however, that any such Restricted Subsidiary described in clauses (2) and (3) is primarily engaged in Permitted Businesses.

          "Additional Securities" means, subject to the Company's compliance with Section 4.03, an additional aggregate principal amount of $200.0 million of 10 3/4% Senior Subordinated Notes due 2009 issued from time to time after the Issue Date under the terms of this Indenture (other than pursuant to Section 2.06, 2.07, 2.09, 3.06 4.06 or 4.09 of this Indenture or Section 2.3 or 2.4 of the Appendix and other than Exchange Securities or Private Exchange Securities issued pursuant to an exchange offer for other Securities outstanding under this Indenture).

          "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Asset Disposition" means any direct or indirect sale, lease, transfer, conveyance or other disposition (or series of related sales, leases, transfers, conveyances or dispositions) of shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares), property or other assets (each referred to for the purposes of this definition as a "disposition") by the Company or any Restricted Subsidiary (including any disposition by means of a merger, consolidation or similar transaction) involving an amount in excess of $5.0 million other than

     (1) a disposition by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Restricted Subsidiary;

     (2) a disposition of property or assets at fair market value in the ordinary course of business and consistent with past practices of the Company or any of its Restricted Subsidiaries, as applicable (including, without limitation, sales of products to customers, disposition of excess inventory and dispositions of used, worn-out, obsolete, damaged or replaced equipment);

     (3) the disposition or grant of licenses to third parties in respect of intellectual property in the ordinary course of business and consistent with past practices of the Company or any of its Restricted Subsidiaries, as applicable;

     (4) a disposition by the Company or any Subsidiary of assets within 24 months after such assets were directly or indirectly acquired as part of an acquisition of other properties or assets (including Capital Stock) (the "Primary Acquisition"), and the proceeds therefrom are used within 18 months after the date of sale to repay any Indebtedness Incurred in connection with the Primary Acquisition of such assets;

     (5) for purposes of Section 4.06 only, a disposition that constitutes a Restricted Payment permitted by Section 4.04;

     (6) for purposes of Section 4.06 only, a disposition of shares of Capital Stock, property or other assets by the Company or any Restricted Subsidiary to any Person as an Investment in such Person, provided that (i) the Company or such Restricted Subsidiary receives consideration at the time of such disposition at least equal to the fair market value of such shares, property or other assets, (ii) such Investment is a Permitted Investment described under paragraph (9) of the definition of "Permitted Investment" and (iii) the amount of any consideration in the form of cash or Temporary Cash Investments shall be treated as Net Cash Proceeds for purposes of such covenant;

     (7) an Asset Disposition that also constitutes a Change of Control; provided, however, that the Company complies with its obligations described under Section 4.09;

     (8) any disposition of properties or assets that is governed by the provisions of Section 5.01;

     (9) for purposes of Section 4.06 only, any trade, exchange or swap of properties or assets by the Company or any Restricted Subsidiary with any other Person; provided, that the fair market value of the assets or properties traded, exchanged or swapped by the Company or such Restricted Subsid iary is reasonably equivalent to the fair market value of the assets or properties received; provided, further, however, that the amount of any cash payment received by the Company or any Restricted Subsidiary shall be treated as Net Cash Proceeds for purposes of such covenant; and

     (10) the granting or incurrence of any Lien that does not violate
          Section 4.11;

provided, however, that for purposes of the definition of "Consolidated Coverage Ratio", "Asset Disposition" shall include all such asset dispositions regardless of amount.

          "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (x) the sum of the products of the numbers of years from the date of determination to the date of each successive scheduled principal payment of such Indebtedness or scheduled redemption multiplied by the amount of such payment by (y) the sum of all such payments.

          "Bank Indebtedness" means any and all Indebtedness and other amounts payable under or in respect of the New Credit Facility including principal, premium (if any), interest (including interest accruing at the contract rate specified in the New Credit Facility (including any rate applicable upon default) on or after the filing of any petition in bankruptcy, or the commencement of any similar state, federal or foreign reorganization or liquidation proceeding, relating to the Company and interest that would accrue but for the commencement of such proceeding whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof.

          "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

          "Board Resolution" means a duly adopted resolution of the Board of Directors in full force and effect at the time of determination and certified as such by the Secretary or an Assistant Secretary of the Company.

          "Business Day" means each day which is not a Legal Holiday.

          "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (including partnership interests) in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into or exchangeable for such equity.

          "Capitalized Lease Obligation" means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP. The amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP. The Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Change of Control" means the occurrence of any of the following events:

     (1) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 40% of the total voting power of the Voting Stock of the Company; provided, however, that the Permitted Holders beneficially own (as defined above), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of the Company than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors;

     (2) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved pursuant to the vote of 66 2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

     (3) the merger or consolidation of the Company with or into another Person (other than a Permitted Holder) or the merger of another Person with or into the Company (other than a Permitted Holder), or the sale of all or substantially all the assets of the Company to another Person (other than a Permitted Holder), and, in the case of any such merger or consolidation, the securities of the Company that are outstanding immediately prior to such transaction and that represent 100% of the aggregate voting power of the Voting Stock of the Company are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving Person that represent, immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Company" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the indenture securities.

          "Consolidated Coverage Ratio" as of any date of determination (the "Transaction Date") means the ratio of (x) the aggregate amount of EBITDA for the most recent four consecutive fiscal quarters for which financial statements are available to (y) Consolidated Interest Expense for such four fiscal quarters; provided, however, that

     (1) if the Company or any Restricted Subsidiary has Incurred any Indebted ness since the beginning of such period that remains outstanding on such date of determination or if the transaction giving rise to the need to calcu-late the Consolidated Coverage Ratio is an Incurrence of Indebtedness, or both, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to (a) such Indebtedness as if such Indebtedness had been Incurred on the first day of such period and (b) the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period;

     (2) if the Company or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated Coverage Ratio, EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Company or such Restricted Subsid iary has not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness;

     (3) if since the beginning of such period the Company or any Restricted Subsidiary shall have made any Asset Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and its continuing Restricted Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Company and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale);

     (4) if since the beginning of such period the Company or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any Person which becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period; and

     (5) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) shall have made any Asset Disposition or any Investment requiring an adjustment pursuant to clause (3) or (4) above if made by the Company or a Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition of assets occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to an Investment or an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Protection Agreement applicable to such Indebtedness if such Interest Rate Protection Agreement has a remaining term as at the date of determination in excess of 12 months). For purposes of this definition, whenever pro forma effect is to be given to any Indebtedness Incurred pursuant to a revolving credit facility the amount outstanding under such Indebtedness shall be equal to the average of the amount outstanding during the period commencing on the first day of the first of the four most recent fiscal quarters for which financial statements are available and ending on the date of determination.

          "Consolidated Interest Expense" means, for any period, the sum of

(a) total interest expense of the Company and its consolidated Restricted Subsidiaries, including, to the extent not otherwise included in such interest expense (without duplication), and to the extent Incurred by the Company or its Restricted Subsidiaries:

     (1) interest expense attributable to Capitalized Lease Obligations;

     (2) amortization of debt discount and debt issuance cost;

     (3) capitalized interest;

     (4) non-cash interest expense;

     (5) accrued interest;

     (6) amortization of commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing;

     (7) interest actually paid by the Company or any such Restricted Subsidiary under any Guarantee of Indebtedness or other obligation of any other Person;

     (8) net costs associated with Hedging Obligations (including amortization of fees);

     (9) amortization of the interest portion of any deferred obligation; provided, that any accretion of environmental, post-retirement health insurance or other reserves not in respect of Indebtedness shall not be included in Consolidated Interest Expense;

(b) Preferred Stock dividends paid during such period in respect of all Preferred Stock of Restricted Subsidiaries of the Company held by Persons other than the Company or a Wholly Owned Subsidiary; and

(c) cash contributions to any employee stock ownership plan or other trust for the benefit of employees to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Indebtedness Incurred by such plan or trust to purchase
Capital Stock of the Company.

          "Consolidated Net Income" means, for any period, the net income (loss) of the Company, and its consolidated Subsidiaries, provided, however, that there shall not be included in such Consolidated Net Income

     (1) any net income (loss) of any Person if such Person is not a Restricted Subsidiary, except that (A) the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash that could have been distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause (3) below); and (B) the Company's equity in a net loss of any such Person for such period shall be included in determining such Consolidated Net Income;

     (2) any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition;

     (3) for purposes of Section 4.04 only, any net income (or loss) of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Company, except that (A) the Company's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash that could have been distributed by such Restricted Subsidiary (including, but not limited to, amounts that could have been distributed as a result of an existing waiver of the Payment Restrictions) during such period to the Company or another Subsidiary as a dividend or other distribution (subject, in the case of a dividend to another Subsidiary, to the limitation contained in this clause); and
         (B) the Company's equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income;

     (4) any gain or loss realized upon the sale or other disposition of any assets of the Company, its consolidated Subsidiaries or any other Person which is not sold or otherwise disposed of in the ordinary course of business and any gain or loss realized upon the sale or other disposition of any Capital Stock of any Person;

     (5) any extraordinary gain or loss; and

     (6) the non-recurring cumulative effect of a change in accounting principles.

Notwithstanding the foregoing, for the purposes Section 4.04 only, there shall be excluded from Consolidated Net Income any dividends, repayments of loans or advances or other transfers of assets from Unrestricted Subsidiaries to the Company or a Restricted Subsidiary to the extent such dividends, repayments or transfers increase the amount of Restricted Payments permitted under such covenant pursuant to clause (a)(3)(D) thereof.

          "Consolidated Tangible Assets" means, as of any date of determination, the total assets, less goodwill and other intangibles (other than patents, trademarks, copyrights, licenses and other intellectual property) shown on the balance sheet of the Company and its Restricted Subsidiaries for the most recently ended fiscal quarter for which financial statements are available, determined on a consolidated basis in accordance with GAAP.

          "Currency Exchange Protection Agreement" means, in respect of any Person, any foreign exchange contract, currency swap agreement, currency option or other similar agreement or arrangement designed to protect such Person against fluctuations in currency exchange rates.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Designated Senior Indebtedness" means (1) the Bank Indebtedness; and
(2) any other Senior Indebtedness which, at the date of determination, has an aggregate principal amount outstanding of, or under which, at the date of determination, the holders thereof are committed to lend up to, at least $50 million and is specifically designated by the Company in the instrument evidencing or governing such Senior Indebtedness as "Designated Senior Indebtedness" for purposes of this Indenture.

          "Disqualified Stock" of a Person, with respect to any Person, means any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event (1) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise; (2) is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Stock; or (3) is mandatorily redeemable or must be purchased, upon the occurrence of certain events or otherwise, in whole or in part, in each case on or prior to the first anniversary of the Stated Maturity of the Securities and any Preferred Stock of a Restricted Subsidiary of such Person; provided, however, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the first anniversary of the Stated Maturity of the Securities shall not constitute Disqualified Stock if (1) the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Securities under Sections 4.06 and 4.09; and (2) any such requirement only becomes operative after compliance with such terms applicable to the Securities, including the purchase of any Securities tendered pursuant thereto.

          "EBITDA" for any period means the sum of Consolidated Net Income plus the following to the extent deducted in calculating such Consolidated Net
Income: (1) all income tax expense of the Company and its consolidated Restricted Subsidiaries; (2) Consolidated Interest Expense; (3) depreciation expense and amortization expense of the Company and its consolidated Restricted Subsidiaries; (4) all other non-cash items of the Company and its consolidated Restricted Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period reducing Consolidated Net Income) less all non-cash items increasing Consolidated Net Income; and (5) all bonuses paid to executive officers of the Company in connection with the KTI Acquisition and severance, rationalization, product qualification and other non-recurring transition costs incurred in connection with the KTI Acquisition in each case for such period.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Foreign Restricted Subsidiary" means a Restricted Subsidiary that is incorporated in a jurisdiction other than, and the majority of the assets of which are located outside of, the United States, a State thereof and the District of Columbia.

          "Fully Traded Common Stock" means Capital Stock issued by any corporation which is listed on either the New York Stock Exchange or the American

Stock Exchange or included for trading privileges in the National Market System of the National Association of Securities Dealers Automated Quotation System; provided, however, that (a) either such Capital Stock is freely tradable under the Securities Act (including pursuant to Rule 145(d)(1) thereunder) upon issuance or the holder thereof has contractual registration rights that will permit the sale of such Capital Stock pursuant to an effective registration statement not later than nine months after issuance to the Company or one of its Subsidiaries and (b) such Capital Stock is also so listed or included for trading privileges.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

          "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise); or (2) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include (1) endorsements for collection or deposit in the ordinary course of business; or (2) obligations, warranties and indemnities, not with respect to Indebtedness of any Person, that have been or are undertaken or made in the ordinary course of business or in connection with any Asset Disposition permitted by Section 4.06 and not for the benefit of or in favor of an Affiliate of the Company or any of its Subsidiaries. The term "Guarantee" used as a verb has a corresponding meaning.

          "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Protection Agreement or Currency Exchange Protection Agreement or other similar agreement or arrangement involving interest rates, currencies, commodities or otherwise.

          "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

          "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall not be deemed the Incurrence of Indebtedness.

          "Indebtedness" means, with respect to any Person on any date of determination (without duplication):

     (1) the principal of and premium (if any such premium is then due and owing) in respect of (A) indebtedness of such Person for money borrowed; and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable;

     (2) all Capitalized Lease Obligations of such Person;

     (3) all obligations of such Person issued or assumed as the deferred purchase price of property (which purchase price is due more than 180 days after taking title to such property), all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business);

     (4) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (1) through (3) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit);

     (5) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock of such Person (but excluding, in each case, any accrued dividends);

     (6) all obligations of the type referred to in clauses (1) through (5) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee;

     (7) all obligations of the type referred to in clauses (1) through (6) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and

     (8) to the extent not otherwise included in this definition, Hedging Obliga tions of such Person.

For purposes of this definition, the obligation of such person with respect to the redemption, repayment or repurchase price of any Disqualified Stock that does not have a fixed redemption, repayment or repurchase price shall be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were redeemed, repaid or repurchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture; provided, however, that if such Disqualified Stock is not then permitted to be redeemed, repaid or repurchased, the redemption, repayment or repurchase price shall be the book value of such Disqualified Stock as reflected in the most recent financial statements of such Person. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the amount of liability required by GAAP to be accrued or reflected on the most recently published balance sheet of such Person; provided, however, that (1) the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP; and (2) Indebtedness shall not include any liability for federal, state, local or other taxes.

          "Indenture" means this Indenture as amended or supplemented from time to time.

          "Interest Rate Protection Agreement" means, in respect of any Person, any interest rate swap agreement, interest rate option agreement, interest rate cap agreement, interest rate collar agreement, interest rate floor agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in interest rates.

          "Investment" by any Person in any other Person means any direct or indirect advance, loan (other than advances to customers or suppliers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of such former Person) or other extension of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such latter Person that are or would be classified as investments on a balance sheet of such former Person prepared in accordance with GAAP. In determining the amount of any Investment in respect of any property or assets other than cash, such property or asset shall be valued at its fair market value at the time of such Investment (unless otherwise specified in this definition), as determined in good faith by the Board of Directors. For purposes of the definition of "Unrestricted Subsid iary", the definitions of "Restricted Payment" and "Permitted Investment" and Section 4.04, (1) "Investment" shall include the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary of the Company at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Company shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary equal to an amount (if positive) equal to (x) the Company's "Investment" in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and (2) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Board of Directors.

          "Issue Date" means April 20, 1999.

          "KTI Acquisition" means the acquisition by the Company of Kaynar Technologies Inc., in a cash merger of Kaynar Technologies Inc. with a wholly owned subsidiary of the Company.

          "Legal Holiday" means each Saturday, Sunday and each day on which commercial banking institutions are authorized or required by law to close in New York City.

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          "Net Available Cash" from an Asset Disposition means the aggregate amount of cash or Temporary Cash Investments received in respect of an Asset Disposition (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring person of Indebtedness or other obligations relating to such properties or assets or received in any other noncash form) therefrom, in each case net of (1) all legal, title and recording tax expenses, commissions and other fees and expenses incurred (including fees and expenses of counsel and investment bankers), and all Federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP as a consequence of such Asset Disposition; (2) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition; (3) all distributions and other payments required to be made to minority interest holders in Restricted Subsidiaries or joint ventures as a result of such Asset
Disposition; and (4) the deduction of appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the assets disposed of in such Asset Disposition and including, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Dispositions, all as determined in conformity with GAAP, retained by the Company or any Restricted Subsidiary after such Asset Disposition.

          "Net Cash Proceeds", with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, printing costs, underwriters' or placement agents' fees, discounts or commissions and brokerage stock exchange listing fees, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "New Credit Facility" means (1) one or more credit agreements, loan agreements or similar agreements providing for working capital advances, term loans, letter of credit facilities or similar advances, loan or facilities to the Company, any Restricted Subsidiary, domestic or foreign, or any or all of such Persons, including the Credit Agreement, among the Company and certain subsidiaries of the Company, as borrowers, the lenders party thereto and Salomon Smith Barney Inc. and NationsBanc Montgomery Securities LLC, arrangers for the lenders, as the same may be amended, modified, restated or supplemented from time to time, or any other indebtedness referred to in clause (b)(1) of
Section 4.03; and (2) any one or more agreements governing advances, loans or facilities provided to refund, refinance, replace or renew (including subsequent or successive refundings, financings, replacements and renewals) Indebtedness under the agreement or agreements referred to in the foregoing clause (1), as the same may be amended, modified, restated or supplemented from time to time.

          "Offering Circular" means the Offering Circular, dated as of April 15, 1999 relating to the offering of the Securities.

          "Officer" means the Chairman of the Board, the President, an Executive Vice President, a Senior Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, an Executive Vice President, a Senior Vice President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel reasonably acceptable to the Trustee, which may be an employee of or counsel for the Company.

          "Permitted Businesses" means (i) the lines of business that the Company or any of the Restricted Subsidiaries were engaged in on the date of the Indenture or that are contemplated by the Offering Circular, (ii) the businesses engaged in by any acquired businesses, provided that a substantial portion of their business at the time of acquisition was related or ancillary to the Company's then existing lines of business, (iii) extensions of the businesses referred to in clauses (i) and (ii), including, without limitation, new products and services to its markets or new distribution channels, (iv) any other lines of business or activities that are related or ancillary to the businesses referred to in clauses (i)-(iii), and (v) unrelated lines of business that individually are not material to the Company and the Restricted Subsidiaries taken as a whole.

          "Permitted Holders" means (i) Jeffrey J. Steiner; (ii) any member of Jeffrey J. Steiner's immediate family or any of his lineal descendants; (iii) any trust or estate the principal beneficiaries of which are persons referred to in clause (i) or (ii); (iv) in the event of the incompetence or death of any of the persons described in clauses (i) and (ii), such person's estate, executor, administrator, committee or other personal representative or beneficiaries; and
(v) any Affiliate or associate (as defined in the Exchange Act) of the persons described in clauses (i), (ii), (iii) and (iv).

          "Permitted Investment" means an Investment in

     (1) the Company or a Restricted Subsidiary or a Person which will, upon the making of such Investment, become a Restricted Subsidiary;

     (2) another Person, if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Company or a Restricted Subsidiary;

     (3)  Temporary Cash Investments;

     (4)  Trade Payables;

     (5) loans or advances to officers, directors or employees of the Company or any of its Restricted Subsidiaries for travel, transportation, entertainment, and moving and other relocation expenses and other business expenses that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

     (6) loans or advances to employees made in the ordinary course of business consistent with past practices of the Company or such Restricted Subsidiary, as the case may be;

     (7) stock, obligations or securities received (A) in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary; (B) in satisfaction of judgments; or (C) as consideration in connection with an Asset Disposition permitted under
          Section 4.06;

     (8) Investments deemed to have been made as a result of the acquisition of a Person that at the time of such acquisition held instruments constituting Investments that were not acquired in contemplation of the acquisition of such Person;

     (9) Unrestricted Subsidiaries, joint ventures and other Persons, provided that at the time such Investment is made the net amount of all Investments made pursuant to this clause (9) after the Issue Date does not exceed 7.5% of Consolidated Tangible Assets. The net amount of such Investments as of any date of determination shall be determined by subtracting (A) the aggregate amount of all payments of interest on Indebtedness, dividends or repayments of loans or other transfers of cash or assets received by the Company or a Restricted Subsidiary as a return of or on such Investment from (B) the aggregate amount of all such Investments made by the Company and the Restricted Subsidiaries pursuant to this clause (9); and

     (10) the transfer of all of the assets and liabilities of the Optical Disc Equipment Group business of Fairchild Technologies Optical Disc Equipment Group GmbH to an Unrestricted Subsidiary.

          "Permitted Liens" means, with respect to any Person, (a) pledges or deposits by such Person under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits or cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business; (b) Liens imposed by law, including carriers', warehousemen's and mechanics' Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings; or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review; (c) Liens for taxes, assessments or other governmental charges not yet subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings provided appropriate reserves have been taken on the books of the Com pany; (d) Liens in favor of issuers of surety bonds or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that such letters of credit do not constitute Indebtedness; (e) Liens securing an Interest Rate Protection Agreement so long as the related Indebtedness is, and is permitted to be under the Indenture, secured by a Lien on the same property securing the Interest Rate Protection Agreement; (f) Liens for the purpose of securing the payment (or the refinancing of the payment) of all or a part of any purchase money Indebtedness relating to assets or property acquired or constructed in the ordinary course of business provided that (x) the aggregate principal amount of Indebtedness secured by such Liens shall not exceed the cost of the assets or property so acquired or constructed and (y) such Liens shall not encumber any other assets or property of the Company or any Restricted Subsidiary other than such Assets or property and assets affixed or appurtenant thereto; and (g) Liens arising from precautionary Uniform Commercial Code financing statement filings regarding operating leases entered into by the Company and its Subsidiaries in the ordinary course of business.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Plans" means any employee benefit plan, retirement plan, deferred compensation plan, restricted stock plan, health, life, disability or other insurance plan or program, employee stock purchase plan, employee stock ownership plan, pension plan, stock option plan or similar plan or arrangement of the Company or any Subsidiary, or any successor thereof and "Plan" shall have a correlative meaning.

          "Preferred Stock," as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

          "principal" of a Security means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time.

          "Public Equity Offering" means an underwritten primary public offering of Capital Stock (other than Disqualified Stock) of the Company pursuant to an effective registration statement under the Securities Act.

          "Refinancing Indebtedness" means Indebtedness that refunds, refinances, replaces, renews, repays or extends (including pursuant to any defeasance or discharge mechanism) (collectively, "refinances," and "refinanced" shall have a correlative meaning) any Indebtedness existing on the Issue Date or Incurred in compliance with the Indenture (including Indebtedness of the Company that refinances Indebtedness of any Restricted Subsidiary) including Indebtedness that refinances Refinancing Indebtedness; provided, however, that

     (1) the Refinancing Indebtedness has Stated Maturity no earlier than any Stated Maturity of the Indebtedness being refinanced;

     (2) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being refi nanced; and

     (3) such Refinancing Indebtedness is Incurred in an aggregate princi pal amount (or if issued with original issue discount, an aggre gate issue price) that is equal to or less than the sum of (x) the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) of the Indebtedness being refinanced (including, with respect to both the Refinancing Indebtedness and the Indebtedness being refinanced, amounts then outstanding and amounts available thereunder) plus (y) unpaid interest, prepayment penalties, redemption or repurchase premiums, defeasance costs, fees, expenses and other amounts owing with respect thereto, plus reasonable financing fees and other reasonable out-of-pocket expenses incurred in connection therewith;

provided further, however, that (i) Refinancing Indebtedness shall not include Indebtedness of a Restricted Subsidiary that refinances Indebtedness of the Company and (ii) clauses (1) and (2) above will not apply to any Indebtedness that refinances Indebted ness Incurred pursuant to the New Credit Facility.

          "Registration Rights Agreement" means the Registration Rights Agree ment dated April 15, 1999, between the Company, the Subsidiary Guarantors and Credit Suisse First Boston Corporation, Donaldson, Lufkin & Jenrette Securities Corporation,

Salomon Smith Barney Inc., NationsBanc Montgomery Securities LLC and Warburg Dillon Read LLC.

          "Representative" means the trustee, agent or other representative (if any) for an issue of Senior Indebtedness.

          "Restricted Payment"  with respect to any Person means

     (1) the declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders of its Capital Stock (other than dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock, Capital Stock or assets of a Restricted Subsidiary) and dividends or distributions payable solely to the Company or a Restricted Subsidiary, and other pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation));

     (2) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company held by any Person or of any Capital Stock of any Restricted Subsidiary held by any Affiliate of the Company (other than a Restricted Subsidiary), including the exercise of any option to exchange any Capital Stock (other than into Capital Stock of the Company that is not Disqualified Stock);

     (3) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations (other than the purchase, repurchase, or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition); or

     (4) the making of any Investment in any Person (other than Permitted Investment).

          "Restricted Subsidiary" means any Subsidiary of the Company that is not an Unrestricted Subsidiary.

          "SEC" means the Securities and Exchange Commission.

          "Secured Indebtedness" means any Indebtedness of the Company or any Subsidiary Guarantor secured by a Lien.

          "Securities" means the Initial Securities, the Exchange Securities and the Private Exchange Securities, treated as a single class of securities, as amended or supplemented from time to time.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Senior Indebtedness" means with respect to the Company or any Subsidiary Guarantor (1) all Bank Indebtedness; and (2) all other Indebtedness of the Company or a Subsidiary Guarantor including interest and fees thereon, whether outstanding on the Issue Date or thereafter issued or Incurred, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such obligations are not superior in right of payment to the Securities or the applicable Subsidiary Guarantee; provided, however, that Senior Indebtedness shall not include (1) any liability for Federal, state, local or other taxes owed or owing by the Company; (2) any Trade Payables; (3) any Indebtedness, Guarantee or obligation of the Company or a Subsidiary Guarantor which is subordinate or junior in any respect to any other Indebtedness, Guarantee or obligation of the Company or such Subsidiary Guarantor, including any Senior Subordinated Indebtedness and any Subordinated Obligations; and (4) any obligations with respect to any Capital Stock.

          "Senior Subordinated Indebtedness" means the Securities and any other Indebtedness of the Company or a Subsidiary Guarantor that specifically provides that such Indebtedness is to rank pari passu with the Securities or the applicable Subsidiary Guarantee in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of the Company or such Subsidiary Guarantor which is not Senior Indebtedness.

          "Significant Subsidiary" means a Restricted Subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act and the Exchange Act.

          "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred).

          "Subordinated Obligation" means any Indebtedness of the Company or a Subsidiary Guarantor (whether outstanding on the Issue Date or thereafter incurred) that is contractually subordinated or junior in right of payment to the Securities or the applicable Subsidiary Guarantee pursuant to a written agreement.

          "Subsidiary" of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Voting Stock is at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such Person and one or more Subsidiaries of such Person or (3) one or more Subsidiaries of such Person. Unless the context requires otherwise, "Subsidiary" shall refer to a Subsidiary of the Company.

          "Subsidiary Guarantee" means a Guarantee by a Subsidiary Guarantor of the Company's obligations with respect to the Securities.

          "Subsidiary Guarantor" means any Subsidiary of the Company that Guarantees the Company's Obligations with respect to the Securities.

          "Temporary Cash Investments"means any of the following:

     (1) investments in U.S. Government Obligations;

     (2) investments in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any State thereof or any foreign country recognized by the United States of America having capital, surplus and undivided profits aggregating in excess of $50 million (or the Dollar Equivalent thereof) and whose long-term debt is rated "A-" or higher according to Moody's Investors Service, Inc. (or such equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities
         Act));

     (3) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (1) above entered into with a bank meeting the qualifications described in clause
         (2) above;

     (4) investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard and Poor's Rating Services; and

     (5) investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, common wealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's Rating Services or "A" by Moody's Investors Service, Inc.

         "Trade Payables" means, with respect to any Person, any accounts payable or any indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person arising in the ordinary course of business of such Person in connection with the acquisition of goods or services.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the Issue Date, except as provided in Section 9.03.

         "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

         "Trust Officer" means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

         "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

         "Unrestricted Subsidiary" means

     (1) Fairchild Germany, Inc., Fairchild Technologies USA, Inc., Fairchild Technologies Europe Limited, Fairchild Technologies Korea Limited, Fairchild Technologies Semiconductor Equipment, Convac France SA, Snails, Inc., Fairchild CDI SA, MediaDisc SA, Cutek Research, Inc., Gobble Gobble, Inc. and Warthog, Inc., which Subsidiaries on the Issue Date, hold only the Company's Farmingdale, Long Island project, the interest of the Company in Nacanco Paketleme and substantially all the business and assets of the Company's technology products unit, plus up to $5.0 million in cash in the aggregate invested in the Subsidiary hold ing the Farmingdale, Long Island project;

     (2) any Subsidiary of the Company that at the time of determination shall be or continues to be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below; and

     (3) any Subsidiary of an Unrestricted Subsidiary.

         The Board of Directors may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary (a "Designation") unless:

(a) a Default shall have occurred and be continuing at the time of or after giving effect to the Designation;

(b) such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or holds any Lien on any property of, the Company or any other Restricted Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; and

(c) either (x) the assets of such Subsidiary do not exceed $1,000 or (y) the Company would be permitted under the Indenture to make an Investment at the time of Designation (assuming the effectiveness of such Designation) under
     Section 4.04.

          The Board of Directors may revoke any designation of a Subsidiary as an Unrestricted Subsidiary (a "Revocation") if:

(a) no Default shall have occurred and be continuing at the time of such Revocation; and

(b) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if Incurred at such time, have been permitted to be Incurred for all purposes of the Indenture and for all purposes of the Indenture shall be deemed to have been Incurred at such time.

          All Designations and Revocations must be evidenced by resolutions of the Board of Directors delivered to the Trustee certifying compliance with the foregoing provisions.

          "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

          "Wholly Owned Subsidiary" means a Restricted Subsidiary of the Company all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or another Wholly Owned Subsidiary.

                       SECTION 1.02.  OTHER DEFINITIONS.
                                      -----------------

Term                                                Defined in Section
----                                                ------------------
"Affiliate Transaction".....................................   4.07(a)
"Bankruptcy Law"............................................      6.01
"Blockage Notice"...........................................     10.03
"Change of Control Offer"...................................   4.09(b)
"covenant defeasance option"................................   8.01(b)
"Custodian".................................................      6.01
"Depositary"..........................................  Appendix - 1.1
"Event of Default"..........................................      6.01
tee
"Exchange Securities".................................. Appendix - 1.1
"Initial Purchasers"................................... Appendix - 1.1
"Initial Securities"................................... Appendix - 1.1
"legal defeasance option"..................................... 8.01(b)
"Legal Holiday"...............................................   13.08
"Notice of Default"...........................................    6.01
"Offer"....................................................... 4.06(b)
"Offer Amount"............................................. 4.06(c)(2)
"pay the Securities"..........................................   10.03
"Paying Agent"................................................    2.03
"Payment Blockage Period".....................................   10.03
"Payment Restrictions"........................................    4.05
"Private Exchange"..................................... Appendix - 1.1
"Private Exchange Securities".......................... Appendix - 1.1
"Purchase Agreement"................................... Appendix - 1.1
"Purchase Date"........................................     4.06(c)(1)
"QIB".................................................. Appendix - 1.1
"Registered Exchange Offer"............................ Appendix - 1.1
"Registrar"...................................................    2.03
"Securities Custodian"................................. Appendix - 1.1
"Shelf Registration Statement"......................... Appendix - 1.1
"Successor Company"...........................................    5.01
"Successor Guarantor".........................................    5.02
"Transfer Restricted Securities"....................... Appendix - 1.1


          SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.  This
                        -------------------------------------------------
Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

          "Commission" means the SEC;

          "indenture securities" means the Securities;

          "indenture security holder" means a Securityholder;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee; and

          "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

          SECTION 1.04.  RULES OF CONSTRUCTION. Unless the context otherwise
                         ---------------------
requires:

     (1) a term has the meaning assigned to it;

     (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

     (3) "or" is not exclusive;

     (4) "including" means including without limitation;

     (5) words in the singular include the plural and words in the plural include the singular;

     (6) unsecured Indebtedness shall not be deemed to be subordinate or junior to Secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

     (7) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP;

     (8) the principal amount of any Preferred Stock shall be (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater;

     (9) all references to the date the Securities were originally issued shall refer to the Issue Date; and

     (10) all references to any payment of principal, purchase prices in connection with a purchase of the Securities and interest or any other amount payable on or with respect to such Securities shall be deemed to include payment of any additional cash interest pursuant to the Registration Rights Agreement.

          SECTION 1.05.  ONE CLASS OF SECURITIES.
                         -----------------------

          The Initial Securities, the Private Exchange Securities, the Exchange Securities and, if issued in accordance with Section 2.13, the Additional Securities shall vote and consent together on all matters as one class of securities and none of the Initial Securities, the Private Exchange Securities, the Exchange Securities or, if issued in accordance with Section 2.13, the Additional Securities shall have the right to vote or consent as a separate class on any matter.


                                  ARTICLE II

                                THE SECURITIES
                                --------------

          SECTION 2.01.  FORM AND DATING.  Provisions relating to the Initial
                         ---------------
Securities, the Private Exchange Securities and the Exchange Securities are set forth in the Rule 144A/Regulation S Appendix attached hereto (the "Appendix") which is hereby incorporated in and expressly made part of this Indenture. The Initial Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities and the Private Exchange Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit B, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication. The terms of the Securities set forth in the Appendix and Exhibits A and B are part of the terms of this Indenture.

          SECTION 2.02.  EXECUTION AND AUTHENTICATION.  Two Officers shall sign
                         ----------------------------
the Securities for the Company by manual or facsimile signature.

          If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

          A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          On the Issue Date, the Trustee shall authenticate and deliver $225 million of 10 3/4% Senior Subordinated Notes due 2009 and, at any time and from time to time thereafter, the Trustee shall authenticate and deliver Securities for original issue in an aggregate principal amount specified in such order, in each case upon a written order of the Company signed by two Officers of the Company. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and, in the case of an issuance of Additional Securities pursuant to Section 2.13 after the Issue Date, shall certify that such issuance is in compliance with Section 4.03.

          The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

          SECTION 2.03.  REGISTRAR AND PAYING AGENT.  The Company shall maintain
                         --------------------------
an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

          The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent and any change in the address of such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section
7.07. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar, co-registrar or transfer agent.

          The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.

          SECTION 2.04.  PAYING AGENT TO HOLD MONEY IN TRUST.
                         -----------------------------------
On or prior to each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

          SECTION 2.05. SECURITYHOLDER LISTS. The Trustee shall preserve in as
                        --------------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may reasonably request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

          SECTION 2.06. TRANSFER AND EXCHANGE. The Securities shall be issued in
                        ---------------------
registered form without coupons and shall be transferable only upon the surrender of a Security for registration of transfer. When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(1) of the Uniform Commercial Code are met. When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section. The Company shall not be required to make and the Registrar need not register transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed or 15 days before an interest payment date.

          Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

          All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

          The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among a participant in the Depositary or beneficial owners of interests in any Global Security) other than as are expressly required by, and to do so if and when expressly required by the terms of this Indenture.

          SECTION 2.07. REPLACEMENT SECURITIES.  If a mutilated Security is
                        ----------------------
surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of
Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Company and the Trustee. If required by the Trustee or the Com pany, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security.

          Every replacement Security is an additional obligation of the Company.

          SECTION 2.08. OUTSTANDING SECURITIES. Securities outstanding at any
                        ----------------------
time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Except as set forth in Section 13.06, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

          If a Security is replaced pursuant to Section 2.07, it ceases to be out standing unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

          If the entire amount of their principal and all accrued and unpaid interest on any Securities are considered paid under Section 4.01 on the date such amounts are due, such Securities shall cease to be outstanding under this Indenture and interest on such Securities shall cease to accrue from and after such date.

          If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

          SECTION 2.09. TEMPORARY SECURITIES. Until definitive Securities are
                        --------------------
ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities and deliver them in exchange for temporary Securities.

          SECTION 2.10. CANCELLATION.  The Company at any time may deliver
                        ------------
Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel in accordance with its customary practice all Securities surrendered for registration of transfer, exchange, payment or cancellation. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation.

          SECTION 2.11. DEFAULTED INTEREST. If the Company defaults in a payment
                        ------------------
of interest on the Securities, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful at the rate per annum borne by the Securities) in any lawful manner. The Company may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the satisfaction of the Trustee and shall promptly mail to each Securityholder a notice within 10 days of fixing or causing to be fixed such special record date that states the special record date (which shall not be more than 20 days from the interest payment date applicable thereto), the payment date and the amount of defaulted interest to be paid.

          SECTION 2.12. CUSIP NUMBERS. The Company in issuing the Securities may
                        -------------
use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided,
                                                                      --------
however, that any such notice may state that no representation is made as to the
-------
correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in CUSIP numbers.

          SECTION 2.13. ISSUANCE OF ADDITIONAL SECURITIES. The Company shall be
                        ---------------------------------
entitled, subject to its compliance with Section 4.03, to issue Additional Securities under this Indenture which shall have identical terms as the Initial Securities issued on the Issue Date, other than with respect to the date of issuance, issue price and amount of interest payable on the first payment date applicable thereto (and, if such Additional Securities shall be issued in the form of Exchange Securities, other than with respect to transfer restrictions). The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities or Private Exchange Securities issued in exchange therefor shall be treated as a single class of securities for all purposes under this Indenture.

          With respect to any Additional Securities, the Company shall set forth in a resolution of the Board of Directors and an Officers' Certificate, a copy of each which shall be delivered to the Trustee, the following information:

     (1) the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture;

     (2) the issue price, the issue date and the CUSIP number of such Additional Securities and the amount of interest payable on the first payment date applicable thereto; provided, however, that no Additional Securities
                             --------  -------
         may be issued at a price that would cause such Additional Securities to have "original issue discount" within the meaning of Section 1273 of the Code; and

     (3) whether such Additional Securities shall be transfer restricted securities and issued in the form of Initial Securities or shall be issued in the form of Exchange Securities as set forth in the Appendix.



                                  ARTICLE III

                                  REDEMPTION
                                  ----------

          SECTION 3.01. NOTICES TO TRUSTEE.  If the Company elects to redeem
                        ------------------
Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the redemption date, the principal amount of Securities to be redeemed and the paragraph of the Securities pursuant to which the redemption shall occur.

          The Company shall give each notice to the Trustee provided for in this Section at least 60 days before the redemption date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption shall comply with the conditions herein.

          SECTION 3.02. SELECTION OF SECURITIES TO BE REDEEMED. If fewer than
                        --------------------------------------
all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed in accordance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or if the Securities are not so listed, on a pro rata basis, by lot or by a method as the Trustee in its sole discretion shall deem to be fair and appropriate. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000.

Securities and portions of them the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

          SECTION 3.03. NOTICE OF REDEMPTION.  At least 30 days but not more
                        --------------------
than 60 days before a date for redemption of Securities, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's registered address, which notice shall also be given to the Trustee.

          The notice shall identify the Securities (including CUSIP numbers) to be redeemed and shall state:

     (1)  the redemption date;

     (2)  the redemption price;

     (3) the name and address of the Paying Agent;

     (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

     (5) if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed;

     (6) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Securities (or portions thereof) called for redemption ceases to accrue on and after the redemption date; and

     (7) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

         At the Company's request, the Trustee shall give the notice of redemp-tion in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section.

          SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION.  Once notice of
                        ------------------------------
redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest to the redemption date
                            ----
(subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date). Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

          SECTION 3.05. DEPOSIT OF REDEMPTION PRICE.  On or prior to the
                        ---------------------------
redemption date, the Company shall deposit with the Paying Agent (or, if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation.

          SECTION 3.06. SECURITIES REDEEMED IN PART.  Upon surrender of a
                        ---------------------------
Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                  ARTICLE IV

                                   COVENANTS
                                   ---------

          SECTION 4.01. PAYMENT OF SECURITIES. The Company shall promptly pay
                        ---------------------
the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture.

          The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate, in each case, to the extent lawful.

          SECTION 4.02. SEC REPORTS.  Whether or not subject to the reporting
                        -----------
requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the SEC (unless such filing is not permitted under the Exchange Act) within the time periods specified in the SEC's rules and regulations and provide the Trustee and the Securityholders with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections and make such information available to securities analysts and prospective investors upon request. The Company also shall comply with the other provisions of TIA
(S) 314(a).

          Delivery of such SEC reports and information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

          SECTION 4.03. LIMITATION ON INDEBTEDNESS.  (a) The Company will not,
                        --------------------------
and will not permit any Restricted Subsidiary to, Incur, directly or indirectly, any Indebtedness; provided, however, that the Company or any Restricted Subsidiary may Incur Indebtedness if, on the date of such Incurrence and after giving effect thereto on a pro forma basis, the Consolidated Coverage Ratio would be equal to or greater than 2.0 to 1.0.

(b) Notwithstanding the foregoing paragraph (a), the Company and the Restricted Subsidiaries may Incur any or all of the following Indebtedness:

     (1) Indebtedness Incurred by the Company or any Restricted Subsidiary pursuant to the New Credit Facility; provided, however, that, after giving effect to any such Incurrence, the aggregate principal amount of such Indebtedness then outstanding does not exceed the greater of (x) $375 million and (y) an amount equal to the sum of (i) 80% of the consolidated book value of the net accounts receivable that are owned by the Company or any of its Restricted Subsidiaries as of the most recently ended fiscal quarter for which financial statements are available, plus (ii) 60% of the consolidated book value of the inventory owned by the Company or any of its Restricted Subsidiaries as of such date, all as calculated on a consolidated basis and in accordance with GAAP;

     (2) Indebtedness Incurred by any Foreign Restricted Subsidiary; provided, however, that, after giving effect to any such Incurrence, the aggregate principal amount of such Indebtedness then outstanding does not exceed $50 million;

     (3) Indebtedness owed to and held by the Company or any Restricted Subsidiary; provided, however, that (A) any subsequent issuance or transfer of any Capital Stock which results in any such Restricted Sub-sidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the Company or a Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness and (B) if the Company is the obligor on such Indebted ness, the payment of such Indebtedness is expressly subordinate to the prior payment in full in cash of all obligations with respect to the Securities;

     (4) the Securities and the Exchange Securities (other than Additional Securities) and the Subsidiary Guarantees (other than in respect of Additional Securities);

     (5) Indebtedness (other than the Indebtedness described in clauses (1), (2), (3) or (4) above) outstanding on the Issue Date;

     (6) Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to paragraph (a) above or pursuant to clause (4) or (5) of this covenant, or this clause (6); provided, however, that if such Refinancing Indebtedness directly or indirectly Refinances Indebtedness of a Restricted Subsidiary, such Refinancing Indebtedness shall be Incurred only by such Restricted Subsidiary;

     (7) Hedging Obligations directly related to Indebtedness permitted to be Incurred by the Company pursuant to the Indenture;

     (8) Indebtedness, including Capitalized Lease Obligations and purchase money Indebtedness, Incurred by the Company or its Restricted Subsid-iaries to finance the acquisition of tangible assets (or of any Person owning tangible assets) or other capital expenditures, and Indebtedness Incurred by the Company or its Restricted Subsidiaries to Refinance such Capitalized Lease Obligations and purchase money Indebtedness, in an aggregate outstanding principal amount which, when added together with the amount of Indebtedness Incurred pursuant to this clause (8) and then outstanding, does not exceed $35 million at any time;

     (9) Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of its Restricted Subsidiaries pursuant to such agreements, in each case incurred in connection with the acquisition or disposition of any business or assets or subsidiaries of the Company permitted by this Indenture;

     (10)Indebtedness in respect of performance bonds, bankers' acceptance and surety or appeal bonds provided by the Company or any of its Restricted Subsidiaries in the ordinary course of business;

     (11)any Guarantee by: (x) the Company of Indebtedness or other obligations of any of the Restricted Subsidiaries and (y) any Subsidiary Guarantor of Indebtedness or other obligations of the Company; provided, that in each case such Indebtedness is incurred in accordance with the terms of this Indenture; and

     (12)Indebtedness of the Company in an aggregate principal amount which, together with all other Indebtedness of the Company outstanding on the date of such Incurrence (other than Indebtedness permitted by clauses
         (1) through (11) above or paragraph (a) above), does not exceed $35 million.

(c) Notwithstanding the foregoing, the Company or any Restricted Subsidiary shall not Incur any Indebtedness pursuant to the foregoing paragraph (b) if the proceeds thereof are used, directly or indirectly, to refinance any Subordinated Obligations, unless such Indebtedness shall be subordinated to the Securities to at least the same extent as such Subordinated Obligations.

(d) For purposes of determining compliance with this Section 4.03, (1) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described above, the Company, in its sole discretion, will classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of the above clauses and (2) an item of Indebtedness may be divided and classified under more than one of the types of Indebtedness described above.

(e) Notwithstanding Sections 4.03(a) and 4.03(b), the Company shall not Incur any Indebtedness if such Indebtedness is contractually subordinate or junior in right of payment in any respect to any Senior Indebtedness, unless such Indebtedness is Senior Subordinated Indebtedness or is expressly subordinated in right of payment to Senior Subordinated Indebtedness.

(f) Notwithstanding Sections 4.03(a) and 4.03(b), no Subsidiary Guarantor shall Incur any Indebtedness if such Indebtedness is contractually subordinate or junior in right of payment in any respect to any Senior Indebtedness, unless such Indebtedness is Senior Subordinated Indebtedness or is expressly subordinated in right of payment to Senior Subordinated Indebtedness.

              SECTION 4.04. LIMITATION ON RESTRICTED PAYMENTS. (a) The Company
              -----------------------------------------------
will not, and will not permit any Restricted Subsidiary, directly or indirectly, to make a Restricted Payment if at the time the Company or such Restricted Subsidiary makes such Restricted Payment:

     (1) a Default shall have occurred and be continuing (or would result there-from);

     (2) the Company is not able to Incur an additional $1.00 of Indebtedness pursuant to Section 4.03(a) after giving pro forma effect to such Restricted Payment; or

     (3) the aggregate amount of such Restricted Payment and all other Re-stricted Payments made since the Issue Date would exceed the sum of (without duplication):

               (A) 50% of the Consolidated Net Income accrued during the period (treated as one accounting period) from the beginning of the fiscal quarter in which the Issue Date occurs to the end of the most recent fiscal quarter prior to the date of such Restricted Payment for which consolidated income statements of the Company are available (or, in case such Consolidated Net Income is a deficit, less 100% of such deficit); plus

               (B) 100% of the aggregate Net Cash Proceeds and the fair market value of any securities or property (as determined by the Board of Directors in good faith) received by the Company from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to the Issue Date and on or prior to the date of such Restricted Payment (other than an issuance or sale to a Subsidiary of the Company or an issuance or sale to an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees if the cash used by such plan or trust to purchase such Capital Stock was borrowed, directly or indirectly, from the Company or a Restricted Subsidiary); plus

               (C) the amount by which the Indebtedness of the Company or any Restricted Subsidiary is reduced on the Company's balance sheet upon the conversion or exchange (other than by a Subsidiary of the Company) subsequent to the Issue Date and on or prior to the date of such Restricted Payment of any Indebtedness of the Company or any Restricted Subsidiary convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Company (less the amount of any cash, or the fair value of any other property, distributed by the Company or any Restricted Subsidiary upon such conversion or exchange); plus

               (D) an amount equal to the sum of (x) the net reduction in Investments in Unrestricted Subsidiaries made after the Issue Date and Investments made after the Issue Date in other Persons constituting a Re-stricted Payment resulting from dividends, repayments of loans or advances or other transfers of assets, in each case to the Company or any Restricted Subsidiary from such Unrestricted Subsidiaries or other Persons or received by the Company or any Restricted Subsidiary from the disposition of such Investment and (y) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of an Unrestricted Subsidiary (other than Unrestricted Subsidiaries referred to in clause (1) of the definition thereof, except to the extent of Investments made in such Unrestricted Subsidiaries after the Issue Date) at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary or such other Person at the time such other Person becomes a Restricted Subsidiary; provided, however, that the foregoing sum shall not exceed the aggregate amount of Investments previously made (and treated as a Restricted Payment) by the Company or any Restricted Subsidiary.

(b)  The provisions of Section 4.04(a) shall not prohibit:

     (1) any acquisition of any Capital Stock of the Company made by exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Company (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Company) or options, warrants or other rights to purchase such Capital Stock; provided, however, that (A) such acquisition shall be excluded in the calculation of the amount of Restricted Payments and (B) the Net Cash Proceeds from such sale shall be excluded from Section 4.03(a)(3)(B) to the extent utilized to acquire any Capital Stock of the Company;

     (2) any purchase, repurchase, redemption, defeasance or acquisition or retirement of Subordinated Obligations made by exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Company (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Company) or options, warrants or other rights to purchase such Capital Stock or Subordinated Obligations; provided, however, that (A) such purchase, repurchase, redemption, defeasance or acquisition or retirement shall be excluded in the calculation of the amount of Restricted Payments and (B) the Net Cash Proceeds from such sale shall be excluded from Section 4.04(a)(3)(B) above to the extent utilized to purchase, repurchase, redeem, defease, acquire or retire Subordinated Obligations;

     (3) any purchase or redemption of Subordinated Obligations made by exchange for, or out of the proceeds of the substantially concurrent sale of, Indebtedness of the Company which is permitted to be Incurred pursuant to Section 4.03; provided, however, that such Indebtedness (A) shall have a Stated Maturity not less than the Stated Maturity of the Subordinated Obligations being purchased or redeemed and (B) shall have an Average Life not less than the remaining Average Life of the Subordinated Obligations being purchased or redeemed; provided further, however, that such purchase, repurchase, redemption, defeasance or other acquisition or retirement for value shall be excluded in the calculation of the amount of Restricted Payments;

     (4) any purchase or redemption of Subordinated Obligations from Net Available Cash to the extent permitted by Section 4.06; provided, however, that such purchase or redemption shall be excluded in the calculation of the amount of Restricted Payments;

     (5) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with this covenant; provided, however, that the declaration, but not the payment, of such dividend shall be included in the calculation of the amount of Restricted Payments;

     (6) so long as no Default shall have occurred and be continuing (or result therefrom), payments with respect to employee or director stock options, stock incentive plans or restricted stock plans of the Company or any Restricted Subsidiary, including any redemption, repurchase, acquisition, cancellation or other retirement for value of shares of Capital Stock of the Company, restricted stock, options on any such shares or similar securities held by directors, officers or employees or former directors, officers or employees or by any Plan upon death, disability, retirement or termination of employment of any such person pursuant to the terms of any such Plan, any employment agreement or any other agreement under which such shares or related rights were issued or acquired; provided, however, that the amount of any such payment for any 12-month period shall not exceed $1 million; provided, further, however, that the amount of such Investments shall be excluded in the calculation of Restricted Payments;

     (7) so long as no Default shall have occurred and be continuing (or result therefrom), any purchase or defeasance of Subordinated Obligations upon a Change of Control or an Asset Disposition to the extent required by the indenture or other agreement or instrument pursuant to which such Subordinated Obligations were issued, but only if the Company (A) in the case of a Change of Control, has first complied with its obliga-tions under Section 4.09, or (B) in the case of an Asset Disposition, has complied with its obligations under Section 4.06;

     (8) any purchase, repurchase, redemption, defeasance or acquisition or retirement of Disqualified Stock made by exchange for, or out of the proceeds of the substantially concurrent sale of, Disqualified Stock of the Company (other than Disqualified Stock issued or sold to a Subsidiary of the Company) ("Refinancing Disqualified Stock"); provided, however, that:

               (A) the Refinancing Disqualified Stock does not mature or become mandatorily redeemable or subject to purchase pursuant to a sinking fund obligation, upon the occurrence of certain events or otherwise earlier than the Disqualified Capital Stock being purchased, repurchased, redeemed, defeased or acquired;

               (B) the amount of all obligations with respect to the redemp tion, repayment or other repurchase of such Refinancing Disqualified Stock does not exceed the amount of all obligations with respect to the redemption, repayment or other repurchase of the Disqualified Capital Stock being purchased, repurchased, redeemed, defeased or acquired (calculated in each case in accordance with the definition of "Indebted ness"); and

               (C) if the Disqualified Stock being purchased, repurchased, redeemed, defeased, acquired or retired is issued by a Restricted Subsidiary, such Refinancing Disqualified Stock shall be issued only by such Restricted Subsidiary; or

     (9) so long as no Default shall have occurred and be continuing (or result therefrom), Restricted Payments in an aggregate amount not to exceed $50 million; provided, however, that the amount of such Restricted Payments shall be included in the calculation of Restricted Payments.

          SECTION 4.05.  LIMITATION ON RESTRICTIONS ON DISTRIBUTIONS FROM
                        -------------------------------------------------
RESTRICTED SUBSIDIARIES. The Company will not, and will not permit any
-----------------------
Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions on its Capital Stock to the Company or a Restricted Subsidiary or pay any Indebtedness or other obligations owed to the Company or a Restricted Subsidiary, (b) make any loans or advances to the Company or any Restricted Subsidiary or (c) transfer any of its property or assets to the Company or any Restricted Subsidiary (collectively "Payment Restrictions"), except:

     (1) any Payment Restriction imposed by or pursuant to the New Credit Facility, the Indenture, the Securities and any agreement in effect at or entered into on the Issue Date;

     (2) any Payment Restriction with respect to a Restricted Subsidiary pursuant to an agreement relating to any Indebtedness Incurred by such Restricted Subsidiary on or prior to the date on which such Restricted Subsidiary was acquired by the Company (other than Indebtedness Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary of, or was acquired by, the Company) and outstanding on such date;

     (3) any Payment Restriction pursuant to an agreement effecting a Refinancing of Indebtedness Incurred pursuant to an agreement referred to in Section 4.05(1) or (2) or this clause (3) or contained in any amendment to an agreement referred to in Section 4.05(1) or (2) or this clause (3); provided, however, that the Payment Restrictions with respect to such Restricted Subsidiary contained in any such refinancing agreement or amendment are no less favorable to the holders of the Securities than those with respect to such Restricted Subsidiary contained in such predecessor agreements;

     (4) any Payment Restrictions imposed by purchase money Indebtedness for property acquired in the ordinary course of business that only impose limitations upon the property acquired or proceeds therefrom;

     (5) in the case of Section 4.03(c) above, any encumbrance or Payment Restriction consisting of (i) customary non-assignment provisions in leases governing leasehold interests to the extent such provisions restrict the transfer of the lease or the property leased thereunder and (ii) customary non-assignment provisions of any contract or licensing agreement;

     (6) any Payment Restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or any material portion of the Capital Stock or assets of such Restricted Subsidiary;

     (7) any Payment Restriction imposed by the terms of Indebtedness permitted to be incurred by a Foreign Restricted Subsidiary pursuant to Section 4.03(b)(2); and

     (8) any Payment Restriction imposed by applicable law or governmental regulation.

          SECTION 4.06.  LIMITATION ON ASSET DISPOSITIONS. (a) The Company will
                         --------------------------------
not, and will not permit any Restricted Subsidiary to, make any Asset Disposition unless

     (1) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including as to the value of all non-cash consideration) of the shares and assets subject to such Asset Disposition (and if the total proceeds of such sale is greater than $7 million, such transaction shall have been approved by the Board of Directors);

     (2) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash or Fully Traded Common Stock; provided, however, that to the extent that any Fully Traded Common Stock is received pursuant to such Asset Disposition and required to satisfy the 75% requirement of this subsection 4.06(a)(2), the fair market value of such Fully Traded Common Stock as of the date of disposition shall be treated as Net Available Cash for all purposes of this Section 4.06; and

      (3)an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Company (or such Restricted Subsidiary, as the case may be)

               (A) first, to the extent the Company or such Restricted Subsid-iary elects (or is required by the terms of any Senior Indebtedness) to prepay, repay or purchase Senior Indebtedness (other than any Preferred and Disqualified Stock) (in each case other than Indebtedness owed to the Company or an Affiliate of the Company) within 270 days from the later of the date of such Asset Disposition or the receipt of such Net Available Cash; provided, however, that if such prepaid, repaid or purchased Senior Indebtedness was Incurred pursuant to a revolver or similar arrangement that makes credit available, the commitment there-fore is permanently reduced by such amount;

               (B) second, to the extent of the balance of such Net Available Cash after application in accordance with clause (A), to the extent the Company or such Restricted Subsidiary elects, to acquire Additional Assets within 270 days from the later of such Asset Disposition or the receipt of such Net Available Cash;

               (C) third, to the extent of the balance of such Net Available Cash after application in accordance with clauses (A) and (B), to make an offer to the holders of the Securities (and, to the extent required by the instrument governing such Indebtedness, to holders of other Senior Subordinated Indebtedness designated by the Company) to purchase Securities (and such other Senior Subordinated Indebtedness) pursuant to and subject to the conditions contained in this Indenture; and

               (D) fourth, to the extent of the balance of such Net Available Cash after application in accordance with clauses (A), (B) and (C), for any purpose not prohibited by the terms of this Indenture.

          For the purposes of this Section 4.06, the following shall be deemed to be cash: (x) the assumption of Indebtedness of the Company (other than Preferred Stock and Subordinated Obligations of the Company) or any Restricted Subsidiary and the release of the Company or such Restricted Subsidiary from all liability with respect to such Indebtedness in connection with such Asset Disposition, provided, that the amount of such Indebtedness shall not be deemed to be cash for the purpose of the term "Net Available Cash;" and (y) securities received by the Company or any Restricted Subsidiary from the transferee that are converted by the Company or such Restricted Subsidiary into cash within 90 days or are guaranteed (by means of a letter of credit or otherwise) by an institution specified in the definition of "Temporary Cash Investments."

(b) In the event of an Asset Disposition that requires the purchase of the Securities (and other Senior Subordinated Indebtedness) pursuant to Section 4.06(a)(3)(C) above, the Company shall purchase Securities tendered pursuant to an offer (the "Offer") by the Company for the Securities (and other Senior Subordinated Indebtedness) at a purchase price of 100% of their principal amount (without premium) plus accrued but unpaid interest (or, in respect of such other Senior Subordinated Indebtedness, such lesser price, if any, as may be provided for by the terms of such Senior Subordinated Indebt edness) in accordance with the procedures (including prorating in the event of oversubscription) set forth in Section 4.06(c). If the aggregate purchase price of Securities (and any other Senior Subordinated Indebtedness) tendered pursuant to such Offer is less than the Net Available Cash allotted to the purchase thereof, the Company will be entitled to apply the remaining Net Available Cash in accordance with Section 4.06(a)(3)(D) above. The Company shall not be required to make such an Offer to purchase Securities (and other Senior Subordinated Indebtedness) pursuant to this Section 4.06 if the Net Available Cash available therefor (after application of Net Available Cash in accordance with Section 4.06(a)(3)(A) and (B)) is less than $20 million (which lesser amount shall be carried forward for purposes of determining whether such an Offer is required with respect to any subsequent Asset Disposition).

(c) (1) Promptly, and in any event within 10 days after the Company becomes obli gated to make an Offer, the Company shall be obligated to deliver to the Trustee and send, by first-class mail to each Holder, a written notice stating that the Holder may elect to have his Securities purchased by the Company either in whole or in part (subject to prorating as hereinafter described in the event the Offer is oversubscribed) in integral multiples of $1,000 of principal amount, at the applicable purchase price. The notice shall specify a purchase date not less than 30 days nor more than 60 days after the date of such notice (the "Purchase Date") and shall contain such information concerning the business of the Company which the Company in good faith believes shall enable such Holders to make an informed decision (which at a minimum shall include (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report, other than Current Reports describing Asset Dispositions otherwise described in the offering materials (or corresponding successor reports) and (ii) if material, appropriate pro forma financial information).

          (2) Not later than the date upon which written notice of an Offer is delivered to the Trustee as provided below, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the amount of the Offer (the "Offer Amount"), (ii) the allocation of the Net Available Cash from the Asset Dispositions pursuant to which such Offer is being made and (iii) the compliance of such allocation with Section 4.06(a).

          (3) Holders shall be entitled to withdraw their election to have a Security purchased if the Trustee or the Company receives not later than one Business

Day prior to the Purchase Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security purchased. If at the expiration of the period for which the Offer remains open the aggregate principal amount of Securities (and any other Senior Subordinated Indebtedness included in the Offer) surrendered by holders thereof exceeds the Offer Amount, the Company shall select the Securities and the other Senior Subordinated Indebtedness to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities and the other Senior Subordinated Indebtedness in denominations of $1,000, or integral multiples thereof, shall be purchased).

(d)  The Company will comply, to the extent applicable, with the requirements of
Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the purchase of the Securities pursuant to this covenant. To the extent that the provisions of any securities laws or regulations conflict with provisions of this covenant, the Company will comply with the applicable securities laws and regulations under this clause by virtue thereof.

          SECTION 4.07.  LIMITATION ON AFFILIATE TRANSACTIONS. (a) The Company
                         ------------------------------------
will not, and will not permit any Restricted Subsidiary to enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property, employee compensation arrangements or the rendering of any service) with any Affiliate of the Company (an "Affiliate Transaction") unless

     (1) the Affiliate Transaction is made in (A) good faith and (B) on terms which are fair and reasonable to the Company or such Restricted Subsidiary, as the case may be;

     (2) if such Affiliate Transaction involves an amount in excess of $5 million, the terms of the Affiliate Transaction are set forth in writing and a majority of the non-employee directors of the Company disinterested with respect to such Affiliate Transactions have determined in good faith that the criteria set forth in subsection 4.07(a)(1)(B) are satisfied and have approved the relevant Affiliate Transaction as evidenced by a Board Resolution; and

     (3) if such Affiliate Transaction involves an amount in excess of $15 mil-lion, the Board of Directors shall also have received a written opinion from an investment banking firm, an accounting firm or an appraisal firm of national prominence, with experience in evaluating the terms and conditions of such type of business or transactions that is not an Affiliate of the Company to the effect that such Affiliate Transaction is fair from a financial point of view, to the Company and its Restricted Subsidiaries.

(b) The provisions of Section 4.07(a) shall not prohibit:

     (1) any Permitted Investment and any Restricted Payment permitted to be paid pursuant to Section 4.04;

     (2) any issuance of securities, or other payments, awards, or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the disinterested members of the Board of Directors;

     (3) the payment of reasonable fees to directors of the Company and its Restricted Subsidiaries (including, without limitation, customary directors' fees, indemnification and similar arrangements, consulting fees and incentive arrangements);

     (4) the grant of stock options or similar rights to employees and directors of the Company pursuant to plans approved by the disinterested members of the Board of Directors;

     (5) transactions in the ordinary course of business (including expense advances and reimbursements) between the Company or any of its Restricted Subsidiaries, on the one hand, and any employee thereof, on the other hand;

     (6) the granting and performance of registration rights for shares of Capital Stock of the Company under a written registration rights agreement approved by a majority of directors of the Company that are disinterested with respect to such transactions;

     (7) transactions with Affiliates solely in their capacity as holders of Indebtedness or Capital Stock of the Company or any of its Subsidiaries where such Affiliates are treated no more favorably than holders of such Indebtedness or such Capital Stock generally;

     (8) transactions with or among the Company and a Restricted Subsidiary or between or among Restricted Subsidiaries;

     (9) transactions undertaken pursuant to any arrangements in existence on and publicly disclosed on or prior to the Issue Date, as such arrangements may be amended or restated, renewed, extended, refinanced, refunded or replaced from time to time; provided that such amendment or restatement, renewal, extension, refinancing, refunding or replacement shall be on terms and conditions that are no less favorable to the Com-pany or any of its Restricted Subsidiaries, which, if determined by a majority of the disinterested members of the Board of Directors shall be conclusive; and

     (10)the repurchase of Capital Stock of the Company from directors, officers or employees of the Company or any Subsidiary permitted by Section 4.04.

         SECTION 4.08. [INTENTIONALLY OMITTED]
                        ---------------------

         SECTION 4.09.  CHANGE OF CONTROL.  (a)  Upon the occurrence of a Change
                        -----------------
of Control, each Holder shall have the right to require that the Company purchase such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of holders of record on the relevant record date to receive interest on the relevant interest payment date), in accordance with the terms provided in Section 4.09(b). In the event that at the time of such Change of Control the terms of the Senior Indebtedness of the Company restrict or prohibit the purchase of Securities pursuant to this Section, then prior to the mailing of the notice to Holders provided for in
Section 4.09(b) below but in any event within 30 days following any Change of Control, the Company shall (1) repay in full all such Senior Indebtedness or offer to repay in full all such Senior Indebtedness and repay such Senior Indebtedness of each lender who has accepted such offer or (2) obtain the requisite consent under the agreements governing such Senior Indebtedness to permit the purchase of the Securities as provided for in Section 4.09(b).

(b) Within 30 days following any Change of Control, unless notice of redemption of the Securities has been given pursuant to Section 3.03, the Company shall mail a notice to each Holder with a copy to the Trustee (the "Change of Control Offer") stating:

     (1) that a Change of Control has occurred and that such Holder has the right to require the Company to purchase such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest on the relevant interest payment date);

     (2) the circumstances and relevant facts regarding such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization, after giving effect to such Change of Control);

     (3) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

     (4) the instructions determined by the Company and reasonably acceptable to the Trustee, consistent with this Section, that a Holder must follow in order to have its Securities purchased.

(c) Holders electing to have a Security purchased shall be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the purchase date. Holders shall be entitled to withdraw their election if the Trustee or the Company receives not later than one Business Day prior to the purchase date, a telegram, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security purchased.

(d) On the purchase date, all Securities purchased by the Company under this Section shall be delivered to the Trustee for cancellation, and the Company shall pay the purchase price plus accrued and unpaid interest, if any, to the Holders entitled thereto.

(e) Notwithstanding the foregoing provisions of this Section, the Company shall not be required to make a Change of Control Offer following a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

(f) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

          SECTION 4.10. LIMITATION ON BUSINESS ACTIVITIES.
                        ---------------------------------
The Company will not, and will not permit any Restricted Subsidiary to, engage in any business other than Permitted Businesses.

          SECTION 4.11. LIMITATION ON LIENS SECURING SUBORDINATED INDEBTEDNESS.
                        -------------------------------------------------------
The Company will not, and will not permit any Restricted Subsidiary to, create, Incur, assume or suffer to exist any Liens of any kind (other than Permitted Liens) upon any of their respective assets or properties now owned or acquired after the date of this Indenture or any income or profits therefrom securing (i) any Indebtedness of the Company or a Restricted Subsidiary which is contractually subordinated to any other Indebtedness of the Company or such Restricted Subsidiary, as the case may be, unless the Securities or the relevant Subsidiary Guarantee, as the case may be, are equally and ratably secured for so long as such Indebtedness is so secured; provided that, if such Indebtedness which is expressly by its terms subordinate or junior in right of payment to any other Indebtedness of the Company or a Restricted Subsidiary is expressly subordinate or junior to the Securities or the relevant Subsidiary Guarantee, as the case may be, then the Lien securing such subordinated or junior Indebtedness shall be subordinate and junior to the Lien securing the Securities or the relevant Subsidiary Guarantee, as the case may be, with the same relative priority as such subordinated or junior Indebtedness shall have with respect to the Securities or the relevant Subsidiary Guarantee, as the case may be or (ii) any assumption, guarantee or other liability of the Company or any Restricted Subsidiary in respect of any Indebtedness of the Company or a Restricted Subsidiary which is contractually subordinated to any other Indebtedness of the Company or such Restricted Subsidiary, as the case may be, unless the Securities or the relevant Subsidiary Guarantee, as the case may be, are equally and ratably secured for so long as such assumption, guarantee or other liability is so secured; provided that, if such subordinated Indebtedness which is contractually subordinated to any other Indebtedness of the Company or a Restricted Subsidiary is expressly by its terms subordinate or junior to the Securities or the relevant Subsidiary Guarantee, as the case may be, then the Lien securing the assumption, guarantee or other liability of such Subsidiary shall be subordinate and junior to the Lien securing the Securities or the relevant Subsidiary Guarantee, as the case may be, with the same relative priority as such subordinated or junior Indebtedness shall have with respect to the Securities or the relevant Subsidiary Guarantee, as the case may be.

          SECTION 4.12.  COMPLIANCE CERTIFICATE.  The Company shall deliver to
                         ----------------------
the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate, one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with TIA (S) 314(a)(4).

          SECTION 4.13.  MAINTENANCE OF OFFICE OR AGENCY.
                         -------------------------------

          The Company shall maintain the office or agency required under Section
2.03. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.02.

          SECTION 4.14.  CORPORATE EXISTENCE.
                         -------------------

          Except as otherwise permitted by Article V, the Company shall do or cause to be done, at its own cost and expense, all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each of its Restricted Subsidiaries in accordance with the respective organizational documents of each of them (as the same may be amended from time to time) and the material rights (charter and statutory) and franchises of the Company and each such Restricted Subsidiary; provided, however, that neither the Company nor any Restricted Subsidiary shall be required to preserve any right or franchise, or the corporate, partnership or other existence of any Restricted Subsidiary, if the Board of Directors of the Company shall reasonably determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole.

          SECTION 4.15.  PAYMENT OF TAXES AND OTHER CLAIMS.
                         ---------------------------------

          The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Restricted Subsidiaries or properties of it or any of its Restricted Subsidiaries and (ii) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of it or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted for which reserves, to the extent required under and in accordance with GAAP, have been taken.

          SECTION 4.16.  MAINTENANCE OF PROPERTIES AND INSURANCE.
                         ----------------------------------------

          (a) The Company shall, and shall cause each of its Restricted Subsidiaries to, maintain its material properties in good working order and condition (subject to ordinary wear and tear) and make all necessary repairs, renewals, replace ments, additions, betterments and improvements thereto and actively conduct and carry on its business; provided, however, that nothing in this Section 4.16 shall prevent the Company or any of its Restricted Subsidiaries from discontinuing the operation and maintenance of any of its properties, if such discontinuance is, in the reasonable good faith judgment of the Company or the Restricted Subsidiary, as the case may be, desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole.

          (b) The Company shall provide or cause to be provided, for itself and each of its Restricted Subsidiaries, insurance (including reasonably appropriate self-insurance consistent with past practice or the practice of companies similarly situated in the industry) against loss or damage of the kinds that, in the good faith judgment of the Board of Directors of the Company, are adequate and appropriate for the conduct of the business of the Company and such Restricted Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the reasonable good faith judgment of the Board of Directors of the Company, for companies similarly situated in the industry.

          SECTION 4.17.  COMPLIANCE WITH LAWS.
                         --------------------

          The Company shall comply, and shall cause each of its Restricted Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, except for such noncompliances as are not in the aggregate reasonably likely to have a material adverse effect on the financial condition or results of operations of the Company and its Restricted Subsidiaries, taken as a whole.

          SECTION 4.18.  FURTHER INSTRUMENTS AND ACTS. Upon request of the
                         ----------------------------
Trustee, the Company shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          SECTION 4.19. FUTURE GUARANTORS.  The Company will not permit any
                        -----------------
Restricted Subsidiary that is not a Subsidiary Guarantor to Guarantee any other Indebtedness of the Company or any Subsidiary Guarantor unless such Restricted Subsidiary simultaneously executes a supplemental indenture to this Indenture provid ing for the Guarantee of the payment of the Securities by such Restricted Subsidiary, which Guarantee of the payment of the Securities shall be subordinated to the Guarantee of such other Indebtedness to the same extent as the Securities or the Subsidiary Guarantees, as applicable, are subordinated to such other Indebtedness. Such Restricted Subsidiary shall be deemed released from its obligations under the Guarantee of the payment of the Securities at any such time that such Restricted Subsidiary is released from all of its obligations under its Guarantee of such other Indebtedness unless such release results from the payment under such Guarantee of other Indebtedness.


                                   ARTICLE V

                           MERGER AND CONSOLIDATION
                           ------------------------

          SECTION 5.01.  WHEN COMPANY MAY MERGE OR TRANSFER ASSETS. The Company
                         -----------------------------------------
will not consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, all or substantially all its assets (determined on a consolidated basis for the Company and its Restricted Subsidiaries) to, any other Person, unless:

          (1) the resulting, surviving or transferee Person, if other than the Company (the "Successor Company"), shall be organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture (and the Subsidiary Guarantees shall be confirmed as applying to such Person's obligations);

          (2) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Company or the Successor Company, as applicable, or any Subsidiary as a result of such transaction as having been Incurred by the Company or the Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing;

          (3) immediately after giving effect to such transaction, the Successor Company would be able to Incur an additional $1.00 of Indebtedness pursuant to Section 4.03(a); and

          (4) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental inden ture (if any) comply with this Indenture.

          Nothing contained in clause (3) of this Section 5.01 shall prohibit
(i) any Restricted Subsidiary from consolidating with, merging with or into, or transferring all or part of its properties and assets to the Company or (ii) the Company from merging with an Affiliate for the purpose of reincorporating the Company in another jurisdiction to realize tax or other benefits; provided, however, that in connection with any such merger, consolidation or asset transfer no consideration, other than common stock in the Successor Company or the Company shall be issued or distributed.

          The Successor Company shall be the successor to the Company and shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, but the predecessor Company in the case of a conveyance, transfer or lease shall not be released from the obligation to pay the principal of and interest on the Securities.

          SECTION 5.02.  WHEN A SUBSIDIARY GUARANTOR MAY MERGE OR TRANSFER
                         -------------------------------------------------
ASSETS. The Company will not permit any Subsidiary Guarantor to consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transactions, all or substantially all its assets to, any other Person, unless:

          (1) the resulting, surviving or transferee Person (if not such Subsidiary Guarantor) (the "Successor Guarantor"), shall be organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by executing a Subsidiary Guarantee, all the obligations of such Subsidiary, if any, under its Subsidiary Guarantee;

          (2) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee Person as a result of such transaction as having been issued by such Person at the time of such transaction), no Default shall have occurred and be continuing;

          (3) immediately after giving effect to such transaction, the Company would be able to Incur an additional $1.00 of Indebtedness pursuant to Section 4.03(a); and

          (4) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such Subsidiary Guarantee, if any, complies with the Indenture.

          The provisions of clauses (1), (2) and (3) of this Section 5.02 shall not apply to any one or more transactions which constitute an Asset Disposition if the Company has complied with the applicable provisions of Section 4.06 above.

          The Successor Guarantor shall succeed to, and be substituted for, and may exercise every right and power of, such Subsidiary Guarantor under this Indenture, and the predecessor Subsidiary Guarantor, in the case of a conveyance, transfer or lease, shall be released from the obligations of this Indenture, the Securities and its Subsidiary Guarantee, including the obligation to pay the principal of and interest on the Securities.


                                  ARTICLE VI

                             DEFAULTS AND REMEDIES
                             ---------------------

          SECTION 6.01.  EVENTS OF DEFAULT.  An "Event of Default" occurs if:
                         -----------------

          (1) the Company defaults in any payment of interest on any Security when the same becomes due and payable, whether or not such payment shall be prohibited by Article X, and such default continues for a period of 30 days;

          (2) the Company (i) defaults in the payment of the principal of any Security when the same becomes due and payable at its Stated Maturity, upon optional redemption, upon acceleration or other wise, whether or not such payment shall be prohibited by Article X or (ii) fails to purchase Securities when required pursuant to this Indenture or the Securities, whether or not such purchase shall be prohibited by Article X;

          (3)   the Company fails to comply with Section 5.01 or Section 5.02;

          (4) the Company fails to comply with Section 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.09, 4.10 or 4.19 (other than a failure to purchase Securities when required under Section 4.06 or 4.09) and such failure continues for 30 days after receipt of the notice specified below;

          (5) the Company fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in clause (1), (2), (3) or (4) above) and such failure continues for 60 days after receipt of the notice specified below;

          (6) Indebtedness of the Company or any Significant Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $10 million;

          (7) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (A)  commences a voluntary case;

               (B) consents to the entry of an order for relief against it in an involuntary case;

               (C) consents to the appointment of a Custodian of it or for any substantial part of its property; or

               (D)  makes a general assignment for the benefit of its creditors;

          or takes any comparable action under any foreign laws relating to insolvency;

          (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company or any Significant Subsid-iary in an involuntary case;

               (B) appoints a Custodian of the Company or any Significant Subsidiary or for any substantial part of its property; or

               (C) orders the winding up or liquidation of the Company or any Significant Subsidiary;

          or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days;

          (9) any judgment or decree for the payment of money in excess of $10 million is entered against the Company or a Significant

                Subsidiary, remains outstanding for a period of 60 days following the entry of such judgment or decree and is not discharged, waived or stayed within 20 days after the notice specified below; or

          (10) any Subsidiary Guarantee by a Significant Subsidiary ceases to be in full force and effect or becomes unenforceable or invalid or is declared null and void (other than in accordance with the terms of the Subsidiary Guarantee) or any Subsidiary Guarantor that is a Significant Subsidiary denies or disaffirms its obligations under its Subsidiary Guarantee.

          The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          The term "Bankruptcy Law" means Title 11, United States Code, or any
                                                    ------------------
similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          A Default under clauses (4), (5), (6), (7) and (8) (with respect to a Significant Subsidiary) or (9) is not an Event of Default until the Trustee or the holders of at least 25% in principal amount of the outstanding Securities notify the Company in writing of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

          The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default under clause (6) and any event which with the giving of notice or the lapse of time would become an Event of Default under clause (4),
(5) or (9), its status and what action the Company is taking or proposes to take with respect thereto.

          SECTION 6.02.  ACCELERATION.  If an Event of Default (other than an
                         ------------
Event of Default specified in Section 6.01(7) or (8) with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the outstanding Securities by notice to the Company and the Trustee, may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.01(7) or (8) with respect to the Company occurs and is continuing, the principal of and interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or
---- -----
other act on the part of the Trustee or any Securityholders. The Holders of a majority in principal amount of the Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          Notwithstanding the foregoing, in the event of a declaration of acceleration in respect of the Securities because an Event of Default specified in Section 6.01 (6) above shall have occurred and be continuing, such declaration of acceleration of the Securities and such Event of Default shall be automatically annulled and rescinded and be of no further effect if the Indebtedness that is the subject of such Event of Default has been discharged or paid in full or such Event of Default shall have been cured or waived by the holders of such Indebtedness and if such Indebtedness has been accelerated, then the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness and written notice of such discharge, cure or waiver and rescis sion, as the case may be, shall have been given to the Trustee within 30 days after such declaration of acceleration in respect of the Securities by the Company in an Officers' Certificate or by the requisite holders of such Indebtedness or a trustee, fiduciary or agent for such holders or other evidence satisfactory to the Trustee of such events is provided to the Trustee and no other Event of Default shall have occurred which has not been cured or waived during such 30-day period.

          SECTION 6.03.  OTHER REMEDIES.  If an Event of Default occurs and is
                         --------------
continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

          SECTION 6.04.  WAIVER OF PAST DEFAULTS. The Holders of a majority in
                         -----------------------
principal amount of the Securities by notice to the Trustee may waive an existing Default and its consequences except (i) a Default in the payment of the principal of or interest on a Security or (ii) a Default in respect of a provision that under Section 9.02 cannot be amended, without, in each case, the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

          SECTION 6.05.  CONTROL BY MAJORITY. The Holders of a majority in
                         -------------------
principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed
           --------  -------
proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to security or indemnification reasonably satisfactory to it against all losses and expenses caused by taking or not taking such action.

          SECTION 6.06.  LIMITATION ON SUITS. Except to enforce the right to
                         --------------------
receive payment of principal, premium (if any) or interest when due, no Securityholder may pursue any remedy with respect to this Indenture or the Securities unless:

     (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

     (2) the Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue the remedy;

     (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense;

     (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

     (5) the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

          A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

          SECTION 6.07.  RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding
                         ------------------------------------
any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 6.08.  COLLECTION SUIT BY TRUSTEE. If an Event of Default
                         --------------------------
specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest at the rate per annum borne by the Securities to the extent lawful) and the amounts provided for in Section 7.07.

          SECTION 6.09.  TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file
                         --------------------------------
such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

          SECTION 6.10.  PRIORITIES. If the Trustee collects any money or
                         ----------
property pursuant to this Article VI, it shall pay out the money or property in the following order:

     FIRST: to the Trustee for amounts due under Section 7.07;

     SECOND: to holders of Senior Indebtedness of the Company to the extent required by Article X;

     THIRD: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

     FOURTH: the balance, if any, to the Company.

          The Trustee, upon written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

          SECTION 6.11.  UNDERTAKING FOR COSTS. In any suit for the enforcement
                         ---------------------
of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Securities.

          SECTION 6.12.  WAIVER OF STAY OR EXECUTION LAWS. The Company (to the
                          --------------------------------
extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or execution law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                                    TRUSTEE
                                    -------

          SECTION 7.01.  DUTIES OF TRUSTEE.  (a) If an Event of Default has
                         -----------------
occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b)  Except during the continuance of an Event of Default:

     (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

     (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

     (1) this paragraph does not limit the effect of paragraph (b) of this Section;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursu ant to Section 6.05.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

          (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

          (f) All money received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

          (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

          SECTION 7.02.  RIGHTS OF TRUSTEE.  (a) Subject to Section 7.01 hereof,
                         -----------------
the Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document. But the Trustee, in its reasonable discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute wilful
        --------  -------
misconduct or negligence.

          (e) The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Trustee shall not be deemed to have notice of any Default or Event of Default, except in the case of an Event of Default under Section 6.01(1) and (2) if the Trustee is acting as the Paying Agent, unless and until a Trust Officer of the Trustee receives written notice from the Company or any Holder at the principal corporate trust office of the Trustee that such Default or Event of Default has occurred.

          (g) The rights, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

          (h) The Trustee shall not be required to give any note, bond or surety in respect of the execution of the trusts and powers under this Indenture.

          (i) The permissive rights of the Trustee to take any action enumer-ated in this Indenture shall not be construed as a duty to take such action.

          SECTION 7.03.  INDIVIDUAL RIGHTS OF TRUSTEE.  The Trustee in its
                         ----------------------------
individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

          SECTION 7.04.  TRUSTEE'S DISCLAIMER. The Trustee shall not be
                         --------------------
responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision of this Indenture, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

          SECTION 7.05.  NOTICE OF DEFAULTS.  If a Default occurs and is
                         ------------------
continuing and if it is actually known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Security (including payments pursuant to the mandatory redemption provisions of such Security, if any), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is not opposed to the interests of Securityholders.

          SECTION 7.06.  REPORTS BY TRUSTEE TO HOLDERS.  As promptly as
                         -----------------------------
practicable after each May 15 beginning with the May 15 following the date of the first issuance of Securities under this Indenture, and in any event prior to August 15 in each year, the Trustee shall mail to each Securityholder a brief report dated as of May 15 that complies with TIA (S) 313(a). The Trustee also shall comply with TIA (S) 313(b).

          A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

          SECTION 7.07.  COMPENSATION AND INDEMNITY.  The Company shall pay to
                         --------------------------
the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for its services. The Trustee's compensa tion shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses and advances incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company shall indemnify the Trustee and any predecessor Trustee against any and all loss, damage, claim, liability or expense (including attorneys' fees) incurred by it in connection with the acceptance or administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company promptly of any claim (whether asserted by the Company, any Holder or any other Person) for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own wilful misconduct, negligence or bad faith. The Trustee in its capacity as Registrar and Paying Agent and the officers, directors, shareholders, agents and employees of the Trustee, acting in any capacity hereunder, shall have the full benefit of the foregoing indemnity as well as all other benefits, rights and privileges accorded to the Trustee in this Indenture.

          To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Indenture shall not be subordinated to any other indebtedness of the Company, and the Securities shall be subordinate to the Trustee's rights to receive such payment.

          The Company's payment obligations pursuant to this Section shall survive the discharge of this Indenture and the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(7) or (8) with respect to the Company, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

          SECTION 7.08.  REPLACEMENT OF TRUSTEE. The Trustee may resign at any
                         ----------------------
time by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

     (1) the Trustee fails to comply with Section 7.10;

     (2) the Trustee is adjudged bankrupt or insolvent;

     (3) a receiver or other public officer takes charge of the Trustee or its property; or

     (4) the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

          SECTION 7.09.  SUCCESSOR TRUSTEE BY MERGER. If the Trustee
                          --------------------------
consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

          In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

          SECTION 7.10.  ELIGIBILITY; DISQUALIFICATION. The Trustee shall at all
                         -----------------------------
times satisfy the requirements of TIA (S) 310(a). The Trustee shall have a combined capital and surplus of at least $50.0 million as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA
(S) 310(b); provided, however, that there shall be excluded from the operation
            --------  -------
of TIA (S) 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met.

          SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.  The
                         -------------------------------------------------
Trustee shall comply with TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated.

                                  ARTICLE VII

                             DISCHARGE DEFEASANCE
                              --------------------

          SECTION 8.01.  DISCHARGE OF LIABILITY ON SECURITIES; DEFEASANCE.  (a)
                         ------------------------------------------------
When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.07) for cancellation or (ii) all outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article III hereof and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity or upon redemption all outstanding Securities, including interest thereon to maturity or such redemption date (other than Securities replaced pursuant to Section 2.07), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.01(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

          (b) Subject to Sections 8.01(c) and 8.02, the Company at any time may terminate (i) all its obligations under the Securities and this Indenture ("legal defeasance option") or (ii) its obligations under Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.09, 4.10, 4.11, 4.15, 4.16 and 4.19 (and any omission to comply with such obligations shall not constitute a Default or Event of Default with respect to the Securities) and the operation of Sections 6.01(3), 6.01(4), 6.01(6), 6.01(7), 6.01(8), 6.01(9) and 6.01(10) (but, in the case of
Sections 6.01(7) and (8), with respect only to Significant Subsidiaries) and the limitations contained in Sections 5.01(3) and 5.02(3) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

          If the Company exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default with respect thereto. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Sections 6.01(3), 6.01(4), 6.01(6), 6.01(7), 6.01(8), 6.01(9) and 6.01(10) (but,
in the case of Sections 6.01(7) and (8), with respect only to Significant Subsidiaries) or because of the failure of the Company to comply with Sections 5.01(3) and 5.02(3). If the Company exercises its legal defeasance option or its covenant defeasance option, each Subsidiary Guarantor, if any, shall be released from all its obligations under its Subsidiary Guarantee.

          Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

          (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 7.07 and 7.08 and in
this Article VIII of the Indenture and in the Appendix shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.07, 8.04 and 8.05 shall survive.

          SECTION 8.02.  CONDITIONS TO DEFEASANCE. The Company may exercise its
                         ------------------------
legal defeasance option or its covenant defeasance option only if:

     (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal of and inter-est on the Securities to maturity or redemption, as the case may be;

     (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment shall provide cash at such times and in such amounts as shall be sufficient to pay principal and interest when due on all the Securities to maturity or redemption, as the case may be;

     (3) 91 days pass after the deposit is made and during the 91-day period no Default specified in Sections 6.01(7) or (8) with respect to the Company occurs which is continuing at the end of the period;

     (4) the deposit does not constitute a default under any other agreement binding on the Company and is not prohibited by Article X;

     (5) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

     (6) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Com-pany has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders shall not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and shall be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

     (7) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Securityholders shall not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and shall be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

     (8) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this
         Article VIII have been complied with.

          Before or after a deposit, the Company may make arrangements satisfac-tory to the Trustee for the redemption of Securities at a future date in accordance with Article III.

          SECTION 8.03.  APPLICATION OF TRUST MONEY. The Trustee shall hold in
                         --------------------------
trust money or U.S. Government Obligations deposited with it pursuant to this
Article VIII. It shall apply the deposited money and the money from U.S. Govern ment Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities. Money and securities so held in trust are not subject to Article X.

          SECTION 8.04.  REPAYMENT TO COMPANY. The Trustee and the Paying Agent
                         --------------------
shall promptly turn over to the Company upon written request any excess money or securities held by them at any time.

          Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Company for payment as general creditors and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

          SECTION 8.05.  INDEMNITY FOR GOVERNMENT OBLIGATIONS. The Company shall
                         ------------------------------------
pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

          SECTION 8.06.  REINSTATEMENT. If the Trustee or Paying Agent is unable
                         -------------
to apply any money or U.S. Government Obligations in accordance with this
Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article VIII; provided, however, that, if
                                                  --------  -------
the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE IX

                            AMENDMENTS AND WAIVERS
                            ----------------------

          SECTION 9.01.  WITHOUT CONSENT OF HOLDERS. The Company and the Trustee
                         --------------------------
may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

     (1) to cure any ambiguity, omission, defect or inconsistency;

     (2)  to comply with Article V;

     (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated
                                  --------  -------
         Securi-
         ties are issued in registered form for purposes of Section
         163(f) of the Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

     (4) to make any change in Article X that would limit or terminate the bene fits available to any holder of Senior Indebtedness of the Company or any Subsidiary Guarantor (or Representatives therefor) under Article X;

     (5) to add guarantees with respect to the Securities, or to secure the Securities;

     (6) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

     (7) to comply with any requirements of the SEC in order to effect, or main-tain the qualification of, this Indenture under the TIA; or

     (8) to make any change that does not adversely affect in any material respect the legal rights under this Indenture of any such Securityholder.

          An amendment under this Section may not make any change that adversely affects the rights under Article X of any holder of Senior Indebtedness of the Company or any Subsidiary Guarantor then outstanding unless the holders of such Senior Indebtedness (or any group or representative thereof authorized to give a consent) consent to such change.

          After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

          SECTION 9.02.  WITH CONSENT OF HOLDERS. The Company and the Trustee
                         -----------------------
may amend or waive this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange for the Securities). However, without the consent of each Securityholder affected thereby, an amendment or waiver may not (with respect to any Securities held by a non-consenting Holder):

     (1) reduce the principal amount of Securities whose Holders must consent to an amendment or waiver;

     (2) reduce the rate of or extend the time for payment of interest on any Security;

     (3) reduce the principal of or extend the Stated Maturity of any Security;

     (4) reduce the amount payable upon the redemption of any Security or change the time at which any Security may be redeemed in accordance with
         Article III;

     (5) make any change to the terms of Article X (including related defini tions) that would adversely affect the Holders of Securities;

     (6) make any Security payable in money other than that stated in the Security;

     (7) make any change in Section 6.04 or 6.07 or this second sentence of
         Section 9.02; or

     (8) make any change in any Subsidiary Guarantee that would adversely affect the Holders in any material respect.

         It shall not be necessary for the consent of the Holders under this Section or Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

         An amendment under this Section may not make any change that adversely affects the rights under Article X of any holder of Senior Indebtedness of the Company or any Subsidiary Guarantor then outstanding unless the holders of such Senior Indebtedness (or any group or representative thereof authorized to give a consent) consent to such change.

         After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

          SECTION 9.03.  COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment to
                         -----------------------------------
this Indenture or the Securities shall comply with the TIA as then in effect.

          SECTION 9.04.  REVOCATION AND EFFECT OF CONSENTS AND WAIVERS. A
                         ---------------------------------------------
consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder. An amendment or waiver becomes effective upon the execution of such amendment or waiver by the Trustee.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

          SECTION 9.05.   NOTATION ON OR EXCHANGE OF SECURITIES. If an amendment
                          --------------------------------------
changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation (inform and substance reasonably acceptable to the Company) on the Security regarding the changed terms and return it to the Holder.
Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

          SECTION 9.06.  TRUSTEE TO SIGN AMENDMENTS.  The Trustee shall sign any
                         --------------------------
amendment authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall receive indemnity reasonably satisfactory to it, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.



                                   ARTICLE X

                                 SUBORDINATION
                                 -------------

          SECTION 10.01  AGREEMENT TO SUBORDINATE.  The Company agrees, and each
                         ------------------------
Securityholder by accepting a Security agrees, that the Indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article X, to the prior payment of all Senior Indebtedness and that the subordination is for the benefit of and enforceable by the holders of such Senior Indebtedness. The Securities shall in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Company
     ---- -----
and only Indebtedness which is Senior Indebtedness shall rank senior to the Securities in accordance with the provisions set forth herein. All provisions of this Article X shall be subject to Section 10.12.

          SECTION 10.02  LIQUIDATION, DISSOLUTION, BANKRUPTCY. Upon any payment
                         ------------------------------------
or distribution of the assets of the Company to creditors upon a total or partial liquidation or a total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

     (1) holders of Senior Indebtedness shall be entitled to receive payment in full of such Senior Indebtedness before Securityholders shall be entitled to receive any payment of principal of or interest on the Securities; and

     (2) until such Senior Indebtedness is paid in full, any payment or distribution to which Securityholders would be entitled but for this
         Article X shall be made to holders of such Senior Indebtedness as their interests may appear, except that Securityholders may receive shares of Capital Stock and any debt securities that are subordinated to such Senior Indebtedness to at least the same extent as the Securities.

         SECTION 10.03  DEFAULT ON SENIOR INDEBTEDNESS. The Company may not pay
                        ------------------------------
the principal of or interest on the Securities or make any deposit pursuant to Section 8.01 and may not repurchase, redeem or otherwise retire any Securities (collectively, "pay the Securities") if (1) any Designated Senior Indebtedness is not paid when due or (2) any other default on Designated Senior Indebtedness occurs and the maturity of such Designated Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Designated Senior Indebtedness has been paid in full; provided, however,
                                                           --------  -------
that the Company may pay the Securities without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from the Representative of such Designated Senior Indebtedness. During the continuance of any default (other than a default described in clause (1) or (2) of the preceding sentence) with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated either immediately without further notice (except such notice as may be required to effect such acceleration) or after the expira tion of any applicable grace periods, the Company may not pay the Securities for a period (a "Payment Blockage Period") commencing upon the receipt by the Company and the Trustee of written notice (a "Blockage Notice") of such default from the Representative of such Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (1) by written notice to the Trustee and the Company from the Person or Persons who gave such Blockage Notice, (2) because the default giving rise to such Blockage Notice is cured, waived or otherwise no longer continuing or (3) because such Designated Senior Indebtedness has been discharged or repaid in full). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section), unless the holders of such Designated Senior Indebtedness or the Representative of such holders shall have accelerated the maturity of such Designated Senior Indebtedness, the Company may resume payments on the Securities after termination of such Payment Blockage Period. Not more than one Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Indebtedness during such period. For purposes of this Section, no default or event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period shall be, or be made, the basis of the commencement of a subsequent Payment Blockage Period by the Representative of such Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such default or event of default shall have been cured or waived for a period of not less than 90 consecutive days.

          SECTION 10.04.  ACCELERATION OF PAYMENT OF SECURITIES. If payment of
                          --------------------------------------
the Securities is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify the holders of the Designated Senior Indebtedness (or their Representatives) of the acceleration. The Trustee shall give notice of such acceleration, of which it has actual knowledge, to all holders of Designated Senior Indebtedness. Prior to the Trustee's giving such notice, the Company shall notify the Trustee of the name and address of any such holder of Designated Senior Indebtedness.

          SECTION 10.05. WHEN DISTRIBUTION MUST BE PAID OVER. If a distribution
                         -----------------------------------
is made to Securityholders that because of this Article X should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear and the Trustee shall not be liable to any holders of Senior Indebtedness with respect thereto. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article X and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

          SECTION 10.06. SUBROGATION. After all Senior Indebtedness is paid in
                         -----------
full and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of such Senior Indebtedness to receive distributions applicable to such Senior Indebtedness. A distribution made under this Article X to holders of such Senior Indebtedness which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on such Senior Indebtedness.

          SECTION 10.07. RELATIVE RIGHTS. This Article X defines the relative
                         ---------------
rights of Securityholders and holders of Senior Indebtedness. Nothing in this Indenture shall:

     (1) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms; or

     (2) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Securityholders.

          SECTION 10.08.  SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY. No right
                          --------------------------------------------
of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

          SECTION 10.09. RIGHTS OF TRUSTEE AND PAYING AGENT. Notwithstanding
                         ----------------------------------
Section 10.03, the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this
Article X. The Company, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness may give the notice; provided,
                                                                       --------
however, that, if an issue of Senior Indebtedness has a Representative, only the
-------
Representative may give the notice.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this
Article X with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of such Senior Indebtedness; and nothing in Article VII shall deprive the Trustee of any of its rights as such holder. Nothing in this Article X shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

          SECTION 10.10.  DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a
                          -----------------------------------------
distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative (if any).

          SECTION 10.11.  ARTICLE X NOT TO PREVENT EVENTS OF DEFAULT OR LIMIT
                          ---------------------------------------------------
RIGHT TO ACCELERATE. The failure to make a payment pursuant to the Securities by
-------------------
reason of any provision in this Article X shall not be construed as preventing the occurrence of a Default. Nothing in this Article X shall have any effect on the right of the Securityholders or the Trustee to accelerate the maturity of the Securities.

          SECTION 10.12.  TRUST MONEYS NOT SUBORDINATED. Notwithstanding
                          -----------------------------
anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article VIII by the Trustee for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article X, and none of the Securityholders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or any other creditor of the Company.

          SECTION 10.13.  TRUSTEE ENTITLED TO RELY. Upon any payment or
                          ------------------------
distribution pursuant to this Article X, the Trustee and the Securityholders shall be entitled to rely (1) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 10.02 are pending, (2) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Securityholders or (3) upon the Representatives for the holders of Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article X. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article X, the Trustee may request such Person to furnish evidence to the satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article X, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article X.

          SECTION 10.14.  TRUSTEE TO EFFECTUATE SUBORDINATION. Each
                          -----------------------------------
Securityholder by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Securityholders and the holders of Senior Indebtedness as provided in this Article X and appoints the Trustee as attorney-in-fact for any and all such purposes.

          SECTION 10.15.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
                          -------------------------------------------
INDEBTEDNESS. The Trustee shall not be deemed to owe any fiduciary duty to the
------------
holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Securityholders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article X or otherwise.

          SECTION 10.16.  RELIANCE BY HOLDERS OF SENIOR INDEBTEDNESS ON
                          ----------------------------------------------
SUBORDINATION PROVISIONS. Each Securityholder by accepting a Security
------------------------
acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of such Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

                                  ARTICLE XI

                                  GUARANTEES

          SECTION 11.01  UNCONDITIONAL GUARANTEE. Each of the Subsidiary
                         -----------------------
Guarantors hereby unconditionally jointly and severally guarantees (such guarantee to be referred to herein as the "Subsidiary Guarantee") to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that: (i) the principal of and interest on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest, to the extent lawful, of the Securities and all other obligations of the Company to the Holders or the Trustee under the Indenture or the Securities will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Securities or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise.

          Each Subsidiary Guarantor further agrees that, as between such Subsid-iary Guarantor on one hand, and the Holders and the Trustee on the other hand,
(x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI for the purposes of the Subsidiary Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in

Article VI, such obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of the Subsidiary Guaranty.

          Each of the Subsidiary Guarantors hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and in the Subsidiary Guarantee. If any Securityholder or the Trustee is required by any court or otherwise to return to the Company, any Subsidiary Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Subsidiary Guarantor, any amount paid by the Company or such Subsidiary Guarantor to the Trustee or such Securityholder, the Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each of the Subsidiary Guarantors hereby agrees that, in the event of default in the payment of principal (or premium, if any) or interest on such Securities, whether at their Stated Maturity, by acceleration, called for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Securities, subject to the terms and conditions set forth in this Indenture, directly against each of the Subsidiary Guarantors to enforce the Subsidiary Guarantee without first proceeding against the Company. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce any other right or remedy with respect to the Securities, the Subsidiary Guarantors agree to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

          SECTION 11.02. SUBORDINATION OF SUBSIDIARY GUARANTEE. The obligations
                         --------------------------------------
of each Subsidiary Guarantor to the Holders of the Securities and to the Trustee pursuant to the Subsidiary Guarantee and this Indenture are expressly subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of such Subsidiary Guarantor, to the extent and in the manner provided in Article XII.

          SECTION 11.03. SEVERABILITY.  In case any provision of the Subsidiary
                         ------------
Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 11.04. RELEASE OF SUBSIDIARY GUARANTOR FROM THE SUBSIDIARY
                         ---------------------------------------------------
GUARANTEE.  Upon the sale or disposition (whether by merger, stock purchase,
---------
asset sale or otherwise) of a Subsidiary Guarantor (or all of its assets) to an entity which is not the Company or a Subsidiary or Affiliate of the Company and which sale or disposition is otherwise in compliance with the terms of this Indenture or pursuant to a foreclosure on the capital stock of such Subsidiary Guarantor in accordance with the New Credit Facility, such Subsidiary
Guarantor shall be deemed released from all obligations under this Article XI without any further action required on the part of the Trustee or any Holder. In the event that the Company designates a Restricted Subsidiary as an Unrestricted Subsidiary, subject to and in compliance with the terms and provisions of this Indenture, such Subsidiary shall be deemed released from all obligations under this Article XI without any further action required on the part of the Trustee or any Holder.

          The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 11.04.

          SECTION 11.05.  LIMITATION ON AMOUNT GUARANTEED; CONTRIBUTION BY
                          ------------------------------------------------
SUBSIDIARY GUARANTORS.
---------------------

(a) Anything contained in this Indenture or the Subsidiary Guaranty to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of any Subsidiary Guarantor under the Subsidiary Guarantee, such obligations of such Subsidiary Guarantor under the Subsidiary Guarantee shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations under the Subsidiary Guarantee subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or other-wise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor (x) in respect of intercompany Indebtedness to the Company or other Affiliates of the Company to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor under the Subsidiary Guaranty and
(y) under any Guarantee of Subordinated Indebtedness which Guarantee contains a limitation as to maximum amount similar to that set forth in this subsection 11.05(a), pursuant to which the liability of such Subsidiary Guarantor under the Subsidiary Guarantee is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Subsidiary Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including without limitation any such right of contribution under subsection 11.05(b)).

(b) The Subsidiary Guarantors together desire to allocate among themselves in a fair and equitable manner, their obligations arising under the Subsidiary Guarantee. Accordingly, if any payment or distribution is made on any date by any Subsidiary Guarantor under the Subsidiary Guarantee (a "Funding Subsidiary Guarantor") that exceeds its Fair Share (as defined below) as of such date, that Funding Subsidiary Guarantor shall be entitled to a contribution from each of the other Subsidiary Guarantors in the amount of such other Subsidiary Guarantor's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Subsidiary Guarantor's Aggregate Payments (as defined below) to equal its Fair Share as of such date. "Fair Share" means, with respect to a Subsidiary Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Subsidiary Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Subsidiary Guaran tors, multiplied by (ii) the aggregate amount paid or distributed on or before
      ---------- --
such date by all Funding Subsidiary Guarantors under the Subsidiary Guarantee in respect of the obligations guarantied. "Fair Share Shortfall" means, with respect to a Subsidiary Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Subsidiary Guarantor over the Aggregate Payments of such Subsidiary Guarantor. "Adjusted Maximum Amount" means, with respect to a Subsidiary Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee, determined as of such date in accordance with subsection 11.05(a); provided that, solely for purposes of calculating the Adjusted Maximum
          --------
Amount with respect to any Subsidiary Guarantor for purposes of this subsection 11.05(b), any assets or liabilities of such Subsidiary Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Subsidiary Guarantor. "Aggregate Payments" means, with respect to a Subsidiary Guarantor as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Subsidiary Guarantor in respect of the
Subsidiary Guarantee (including, without limitation, in respect of this subsection 11.05(b) minus (ii) the aggregate amount of all payments received on
                    -----
or before such date by such Subsidiary Guarantor from the other Subsidiary Guarantors as contributions under this subsection 11.05(b)). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Subsidiary Guarantor. The allocation among Subsidiary Guarantors of their obligations as set forth in this subsection 11.05(b) shall not be construed in any way to limit the liability of any Subsidiary Guarantor under this Indenture or under the Subsidiary Guaranty.

          SECTION 11.06. WAIVER OF SUBROGATION.   Until payment in full is made
                         ---------------------
of the Securities and all other obligations of the Company to the Holders or the Trustee hereunder and under the Securities, each Subsidiary Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforce ment of such Subsidiary Guarantor's obligations under the Subsidiary Guarantee and this Indenture, including without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Securities against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Subsidiary Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full, such amount shall have been deemed to have been paid to such Subsidiary Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 11.06 is knowingly made in contemplation of such benefits.

          SECTION 11.07  EXECUTION OF SUBSIDIARY GUARANTEE.  To evidence its
                         ---------------------------------
guarantee to the Securityholders set forth in this Article XI, each Subsidiary Guarantor hereby agrees to execute the Subsidiary Guarantee in substantially the form included in Exhibits A and Exhibit B, which shall be endorsed on such Security ordered to be authenticated and delivered by the Trustee. Each Subsidiary Guarantor hereby agrees that the Subsidiary Guarantee set forth in this Article XI shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of the Subsidiary Guarantee. The Subsidiary Guarantee shall be signed on behalf of each Subsidiary Guarantor by one Officer of such Subsidiary Guarantor (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee on behalf of such Subsidiary Guarantor. Such signatures upon the Subsidiary Guarantee may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the Subsidiary Guaran tee, and in case any such Officer who shall have signed the Subsidiary Guarantee shall cease to be such officer before the Security on which the Subsidiary Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the Subsidiary Guarantee had not ceased to be such Officer of such Subsidiary Guarantor.

          SECTION 11.08  WAIVER OF STAY OR EXECUTION LAWS.  Each Subsidiary
                         --------------------------------
Guarantor jointly and severally (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or execution law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each Subsidiary Guarantor hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 11.09. EFFECTIVENESS OF SUBSIDIARY GUARANTEE. The Subsidiary
                         --------------------------------------
Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such a payment or performance had not been made. If any payments, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstituted and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                                  ARTICLE XII


                    SUBORDINATION OF GUARANTEE OBLIGATIONS
                    --------------------------------------

          SECTION 12.01. AGREEMENT TO SUBORDINATE.  Each Subsid iary Guarantor
                         ------------------------
agrees, and each Securityholder by accepting a Security agrees, that any payment of obligations by each Subsidiary Guarantor in respect of the Subsidiary Guarantee (its "Subsidiary Guarantee Obligations") is subordinated in right of payment, to the extent and in the manner provided in this Article XII, to the prior payment of all Senior Indebtedness of such Subsidiary Guarantor and that the subordination is for the benefit of and enforceable by the holders of such Subsidiary Guarantor's Senior Indebtedness. The Subsidiary Guarantee Obligations shall in all respects rank pari passu with all other Senior Subordinated
                           ---- -----
Indebtedness of such Subsidiary Guarantors and only Indebtedness which is Senior Indebtedness of such Subsidiary Guarantors shall rank senior to the Subsidiary Guarantee Obligations in accordance with the provisions set forth herein.

          SECTION 12.02. LIQUIDATION, DISSOLUTION, BANKRUPTCY. Upon any payment
                         ------------------------------------
or distribution of the assets of any Subsidiary Guarantor to creditors upon a total or partial liquidation or a total or partial dissolution of such Subsidiary Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to such Subsidiary Guarantor or its property:

     (1) holders of such Subsidiary Guarantor's Senior Indebtedness shall be entitled to receive payment in full of such Senior Indebtedness before Securityholders shall be entitled to receive any payment with respect to the Subsidiary Guarantee; and

     (2) until such Subsidiary Guarantor's Senior Indebtedness is paid in full, any payment with respect to the Subsidiary Guarantee to which Securityholders would be entitled but for this Article XII shall be made to holders of such Senior Indebtedness as their interests may appear, except that Securityholders may receive shares of Capital Stock and any debt securities that are subordinated to such Subsidiary Guarantor's Senior Indebtedness to at least the same extent as the Subsidiary Guarantee.

         SECTION 12.03.  DEFAULT ON SENIOR INDEBTEDNESS. A Subsidiary Guarantor
                         ------------------------------
may not make any payment with respect to its Subsidiary Guarantee Obligations or make any deposit pursuant to Section 8.01 (collectively, "pay the Subsidiary Guarantee") if (1) any of such Subsidiary Guarantor's Designated Senior Indebtedness is not paid when due or (2) any other default on such Subsidiary Guarantor's Designated Senior Indebtedness occurs and the maturity of such Designated Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Designated Senior Indebtedness has been paid in full; provided, however, that the Subsidiary Guarantor may pay the
                   --------  -------
Subsidiary Guarantee without regard to the foregoing if such Subsidiary Guarantor and the Trustee receive written notice approving such payment from the Representative of such Designated Senior Indebtedness guaranteed by such Subsidiary Guarantor. During the continuance of any default (other than a default described in clause (1) or (2) of the preceding sentence) with respect to any Subsidiary Guarantor's Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated either immediately without further notice (except such notice as may be required to effect such acceleration) or after the expiration of any applicable grace periods, the Subsidiary Guarantor may not pay the Subsidiary Guarantee for a period (a "Payment Blockage
Period") commencing upon the receipt by such Subsidiary Guarantor and the Trustee of written notice (a "Blockage Notice") of such default from the Representative of such Designated Senior Indebtedness guaranteed by such Subsidiary Guarantor specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (1) by written notice to the Trustee and such Subsidiary Guarantor from the Person or Persons who gave such Blockage Notice, (2) because the default giving rise to such Blockage Notice is cured, waived or otherwise no longer continuing or (3) because such Designated Senior Indebtedness has been discharged or repaid in full). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section), unless the holders of such Subsidiary Guarantor's Designated Senior Indebtedness or the Repre-sentative of such holders shall have accelerated the maturity of such Subsidiary Guarantor's Designated Senior Indebtedness, the Subsidiary Guarantor may resume payments on the Subsidiary Guarantee after termination of such Payment Blockage Period. Not more than one Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to such Subsidiary Guarantor's Designated Senior Indebtedness during such period. For purposes of this Section, no default or event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Subsidiary Guarantor's Designated Senior Indebtedness initiating such Payment Blockage Period shall be, or be made, the basis of the commencement of a subsequent Payment Block age Period by the Representative of such Subsidiary Guarantor's Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such default or event of default shall have been cured or waived for a period of not less than 90 consecutive days.

          SECTION 12.04.  ACCELERATION OF PAYMENT OF SECURITIES. If payment of a
                          -------------------------------------
Subsidiary Guarantee is accelerated because of an Event of Default, such Subsidiary Guarantor or the Trustee shall promptly notify the holders of such Subsidiary Guarantor's Designated Senior Indebtedness (or their Representatives) of the acceleration. The Trustee shall give notice of such acceleration, of which it has actual knowledge, to all holders of such Subsidiary Guarantor's Designated Senior Indebtedness. Prior to the Trustee's giving such notice, the Company shall notify the Trustee of the name and address of any such holder of Designated Senior Indebtedness.

          SECTION 12.05.  WHEN DISTRIBUTION MUST BE PAID OVER. If a distribution
                          -----------------------------------
is made to Securityholders that because of this Article XII should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of such Subsidiary Guarantor's Senior Indebtedness and pay it over to them as their interests may appear, and the Trustee shall not be liable to any holders of such Subsidiary Guarantor's Senior Indebtedness. With respect to the holders of such Subsidiary Guarantor's Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article XII and no implied covenants or obligations with respect to holders of such Subsidiary Guarantor's Senior Indebtedness shall be read into this Indenture against the Trustee.

          SECTION 12.06.  SUBROGATION. After a Subsidiary Guarantor's Senior
                          -----------
Indebtedness is paid in full and until the Subsidiary Guarantees are paid in full, Securityholders shall be subrogated to the rights of holders of such Senior Indebtedness to receive distributions applicable to such Subsidiary Guarantor's Senior Indebtedness. A distribution made under this Article XII to holders of such Subsidiary Guarantor's Senior Indebtedness which otherwise would have been made to Securityholders is not, as between such Subsidiary Guarantor and Securityholders, a payment by such Subsidiary Guarantor on such Senior Indebtedness.

          SECTION 12.07.  RELATIVE RIGHTS. This Article XII defines the relative
                          ---------------
rights of Securityholders and holders of a Subsidiary Guarantor's Senior Indebtedness. Nothing in this Indenture shall:

     (1) impair, as between such Subsidiary Guarantor and Securityholders, the obligation of such Subsidiary Guarantor, which is absolute and uncondi tional, to pay the Subsidiary Guarantee Obligations in accordance with their terms; or

     (2) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default, subject to the rights of holders of a Subsidiary Guarantor's Senior Indebtedness to receive distributions otherwise payable to Securityholders.

          SECTION 12.08.  SUBORDINATION MAY NOT BE IMPAIRED BY A SUBSIDIARY
                          -------------------------------------------------
GUARANTOR.  No right of any holder of a Subsidiary Guarantor's Senior
---------
Indebtedness to enforce the subordination of the Indebtedness evidenced by the Subsidiary Guarantees shall be impaired by any act or failure to act by such Subsidiary Guarantor or by its failure to comply with this Indenture.

          SECTION 12.09.  RIGHTS OF TRUSTEE AND PAYING AGENT. Notwithstanding
                          ----------------------------------
Section 12.03, the Trustee or Paying Agent may continue to make payments in respect of a Subsidiary Guarantee and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this Article XII. Such Subsidiary Guarantor, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of such Subsidiary Guarantor's Senior Indebtedness may give the notice; provided, however, that, if
                                                     --------  -------
an issue of a Subsidiary Guarantor's Senior Indebtedness has a Representative, only the Representative may give the notice.

          The Trustee in its individual or any other capacity may hold a Subsidiary Guarantor's Senior Indebtedness with the same rights it would have if it were not

Trustee. The Registrar and co-registrar, the Paying Agent and any agent of any Subsid iary Guarantor may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article XII with respect to any Subsidiary Guarantor's Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of such Subsidiary Guarantor's Senior Indebtedness; and nothing in Article VII shall deprive the Trustee of any of its rights as such holder. Nothing in this Article XII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

          SECTION 12.10. DISTRIBUTION OR NOTICE TO REPRESENTATIVE. Whenever a
                         -----------------------------------------
distribution is to be made or a notice given to holders of a Subsidiary Guarantor's Senior Indebtedness, the distribution may be made and the notice given to their Representative (if any).

          SECTION 12.11. ARTICLE XII NOT TO PREVENT EVENTS OF DEFAULT OR LIMIT
                         -----------------------------------------------------
RIGHT TO ACCELERATE. The failure to make a payment relating to the Subsidiary
-------------------
Guarantee Obligations by reason of any provision in this Article XII shall not be construed as preventing the occurrence of a Default. Nothing in this Article XII shall have any effect on the right of the Securityholders or the Trustee to accelerate the maturity of the Securities.

          SECTION 12.12.  TRUST MONEYS NOT SUBORDINATED. Notwithstanding
                          -----------------------------
anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article VIII by the Trustee for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Subsidiary Guarantor's Senior Indebtedness or subject to the restrictions set forth in this Article XII, and none of the Securityholders shall be obligated to pay over any such amount to such Subsidiary Guarantor or any holder of such Subsidiary Guarantor's Senior Indebtedness or any other creditor of such Subsidiary Guarantor.

          SECTION 12.13.  TRUSTEE ENTITLED TO RELY. Upon any payment or
                          ------------------------
distribution pursuant to this Article XII, the Trustee and the Securityholders shall be entitled to rely (1) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 12.02 are pending, (2) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Securityholders or (3) upon the Representatives for the holders of each Subsidiary Guarantor's Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Subsidiary Guarantor Senior Indebtedness and other Indebted-ness of any Subsidiary Guarantor's, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of a Subsidiary Guarantor's Senior Indebtedness to participate in any payment or distribution pursuant to this Article XII, the Trustee may request such Person to furnish evidence to the satisfaction of the Trustee as to the amount of such Subsidiary Guarantor's Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this
Article XII, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.01 and 7.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article XII.

          SECTION 12.14. TRUSTEE TO EFFECTUATE SUBORDINATION. Each
                         -----------------------------------
Securityholder by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Securityholders and the holders of any Subsidiary Guarantor's Senior Indebtedness as provided in this Article XII and appoints the Trustee as attorney-in-fact for any and all such purposes.

          SECTION 12.15.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
                          -------------------------------------------
INDEBTEDNESS OF SUBSIDIARY GUARANTORS. The Trustee shall not be deemed to owe
-------------------------------------
any fiduciary duty to the holders of any Subsidiary Guarantor's Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Securityholders or any Subsidiary Guarantor or any other Person, money or assets to which any holders of such Subsidiary Guarantor's Senior Indebtedness shall be entitled by virtue of this Article XII or otherwise.


          SECTION 12.15.  RELIANCE BY HOLDERS OF SENIOR INDEBT EDNESS OF
                          ----------------------------------------------
SUBSIDIARY GUARANTORS ON SUBORDINATION PROVISIONS. Each Securityholder by
-------------------------------------------------
accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Subsidiary Guarantor's Senior Indebtedness whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of such Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

          SECTION 13.01.  TRUST INDENTURE ACT CONTROLS. If any provision of this
                          ----------------------------
Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

          SECTION 13.02.  NOTICES. Any notice or communication shall be in
                          -------
writing and delivered in person or mailed by first-class mail addressed as follows:

          if to the Company or any Subsidiary Guarantor:
          The Fairchild Corporation
          45025 Aviation Drive
          Suite 400
          Dulles, Virginia  20166
          Attention: General Counsel

          with a copy to:

          Cahill Gordon & Reindel
          80 Pine Street
          New York, NY 10005
          Attention:  James J. Clark, Esq.

          if to the Trustee:

          The Bank of New York
          Highwoods Center
          10161 Centurion Parkway
          Jacksonville, Florida 32256
          Attention: Corporate Trust Administration
          The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          SECTION 13.03.  COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.
                          -------------------------------------------
Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Subsidiary Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

          SECTION 13.04.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.
                          --------------------------------------------------
Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the
Trustee:

     (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

     (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such condi tions precedent have been complied with.

          SECTION 13.05.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each
                          ---------------------------------------------
Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

     (1) a statement that the individual making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

     (2) a brief statement as to the nature and scope of the examination or investi gation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

     (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with; provided, however,
                                                            --------  -------
         that with respect to matters of fact any such Opinion of Counsel may be based on reliance upon an Officers' Certificate and as to matters of fact any such Opinion of Counsel or Officers' Certificate may be based on reliance upon certificates of public officials.

          SECTION 13.06.  WHEN SECURITIES DISREGARDED. In determin ing whether
                          ---------------------------
the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

          SECTION 13.07. RULES BY TRUSTEE, PAYING AGENT AND REGISTRAR. The
                         --------------------------------------------
Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

          SECTION 13.08. LEGAL HOLIDAYS. A "Legal Holiday" is a Saturday, a
                         --------------
Sunday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

          SECTION 13.09. GOVERNING LAW. This Indenture and the Securities (and
                         -------------
the Subsidiary Guarantees relating thereto) shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

          SECTION 13.10. NO RECOURSE AGAINST OTHERS. A director, officer,
                         --------------------------
employee or stockholder, as such, of the Company or any Subsidiary Guarantor shall not have any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          SECTION 13.11.  SUCCESSORS. All agreements of the Company and the
                          ----------
Subsidiary Guarantors in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

          SECTION 13.12.  MULTIPLE ORIGINALS. The parties may sign any number of
                          ------------------
copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

          SECTION 13.13. TABLE OF CONTENTS; HEADINGS. The table of contents,
                         ---------------------------
cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                    THE FAIRCHILD CORPORATION,



                    by  /s/ Donald E. Miller
                        ----------------------------
                              Name:
                              Title:

                    A10 INC.



                    by /s/ Donald E. Miller
                        ----------------------------
                         Name:
                         Title:

                    CAMLOC HOLDINGS INC.



                    by /s/ Donald E. Miller
                       ----------------------------
                         Name:
                         Title:

                    FAIRCHILD DATA CORPORATION

                    by /s/ Donald E. Miller
                       ----------------------------
                        Name:
                        Title:

                    FAIRCHILD FASTENERS CORP.



                    by /s/ Donald E. Miller
                       ----------------------------
                         Name:
                         Title:

                    FAIRCHILD FRANCE, INC.



                    by /s/ Donald E. Miller
                       ----------------------------
                         Name:
                         Title:

                    FAIRCHILD HOLDING CORP.



                    by /s/ Donald E. Miller
                       ----------------------------
                         Name:
                         Title:

                    FAIRCHILD RETIREE MEDICAL SERVICES, INC.


                    by  /s/ Donald E. Miller
                       ----------------------------
                         Name:
                         Title:

                    MAIROLL, INC.



                    by  /s/ Donald E. Miller
                        ---------------------------
                         Name:
                         Title:

                    MEOW, INC.



                    by /s/ Donald E. Miller
                       ---------------------------
                         Name:
                         Title:

                    QUACK QUACK, INC.



                    by  /s/ Donald E. Miller
                        --------------------------
                         Name:
                         Title:

                    RECYCLING INVESTMENTS, INC.



                    by /s/ Donald E. Miller
                       --------------------------
                         Name:
                         Title:


                    RECYCLING INVESTMENTS II, INC.



                    by /s/  Donald E. Miller
                      ---------------------------
                         Name:
                         Title:

                    RHI HOLDINGS, INC.



                    by /s/ Donald E. Miller
                       --------------------------
                         Name:
                         Title:

                    SIMMONDS MECAERO FASTENERS, INC.


                    by /s/ Donald E. Miller
                       --------------------------
                         Name:
                         Title:

                    SPECIAL-T FASTENERS, INC.


                    by  /s/ Donald E. Miller
                       --------------------------
                         Name:
                         Title:

                    SUCHOMIMOUS TERENSIS, INC.



                    by /s/ Donald E. Miller
                       ---------------------------
                         Name:
                         Title:

                    VSI HOLDINGS, INC.


                    by /s/ Donald E. Miller
                       ---------------------------
                         Name:
                         Title:

                    BANNER AEROSPACE, INC.


                    by  /s/ Donald E. Miller
                       ---------------------------
                         Name:
                         Title:

                    BANNER AEROSPACE SERVICES, INC.



                    by  /s/ Donald E. Miller
                        --------------------------
                         Name:
                         Title:

                    BANNER AEROSPACE-SINGAPORE, INC.



                    by /s/ Donald E. Miller
                       ---------------------------
                         Name:
                         Title:

                    BAR DE, INC.



                    by /s/ Donald E. Miller
                       ---------------------------
                         Name:
                         Title:

                    D A C INTERNATIONAL, INC.



                    by /s/ Donald E. Miller
                       ---------------------------
                         Name:
                         Title:

                    DALLAS AEROSPACE, INC.



                    by /s/ Donald E. Miller
                       ---------------------------
                         Name:
                         Title:

                    GEORGETOWN JET CENTER, INC.



                    by /s/ Donald E. Miller
                       ---------------------------
                         Name:
                         Title:

                    MATRIX AVIATION, INC.



                    by /s/ Donald E. Miller
                       ---------------------------
                         Name:
                         Title:

                    NASAM INCORPORATED



                    by /s/ Donald E. Miller
                       ---------------------------
                         Name:
                         Title:

                    PB HERNDON AEROSPACE, INC.



                    by /s/ Donald E. Miller
                       ---------------------------
                         Name:
                         Title:

                    PROFESSIONAL AIRCRAFT ACCESSORIES, INC.



                    by /s/ Donald E. Miller
                       ---------------------------
                         Name:
                         Title:

                    PROFESSIONAL AVIATION ASSOCIATES, INC.


                    by /s/ Donald E. Miller
                       ----------------------------
                         Name:
                         Title:

                    M&M MACHINE & TOOL CO.


                    by /s/ Donald E. Miller
                       ----------------------------
                         Name:
                         Title:

                    MARCLIFF CORPORATION



                    by /s/ Donald E. Miller
                       ----------------------------
                         Name:
                         Title:

                    MARSON CREATIVE FASTENER, INC.



                    by /s/ Donald E. Miller
                       ----------------------------
                         Name:
                         Title:

                    RECOIL AUSTRALIA HOLDINGS, INC.



                    by /s/ Donald E. Miller
                       ----------------------------
                         Name:
                         Title:

                    RECOIL HOLDINGS, INC.



                    by /s/ Donald E. Miller
                       ----------------------------
                         Name:
                         Title:

                    RECOIL INC.



                    by /s/ Donald E. Miller
                       ----------------------------
                         Name:
                         Title:

                    KAYNAR TECHNOLOGIES INC.


                    by  /s/ Donald E. Miller
                        ---------------------------
                         Name:
                         Title:

                    THE BANK OF NEW YORK, as Trustee


                    by  /s/ John H. Speichert
                        ----------------------------
                          Name:
                          Title:

                                  SCHEDULE A

                                  Guarantors
                                  ----------
A10 Inc.
Camloc Holdings Inc.
Fairchild Data Corporation
Fairchild Fasteners Corp.
Fairchild France, Inc.
Fairchild Holding Corp.
Fairchild Retiree Medical Services, Inc.
Kaynar Technologies Inc.
Mairoll, Inc.
Meow, Inc.
Quack Quack, Inc.
Recycling Investments, Inc.
Recycling Investments II, Inc.
RHI Holdings, Inc.
Simmonds Mecaero Fasteners, Inc.
Special-T Fasteners, Inc. (f/k/a Bow Wow, Inc.)
Suchomimous Terensis, Inc. (f/k/a Oink Oink, Inc.)
VSI Holdings, Inc.
Banner Aerospace, Inc.
Banner Aerospace Services, Inc.
Banner Aerospace-Singapore, Inc.
BAR DE, Inc.
D A C International, Inc.
Dallas Aerospace, Inc.
Georgetown Jet Center, Inc.
Matrix Aviation, Inc.
Nasam Incorporated
PB Herndon Aerospace, Inc.
Professional Aircraft Accessories, Inc.
Professional Aviation Associates, Inc.
M&M Machine & Tool Co.
Marcliff Corporation
Marson Creative Fastener, Inc.
Recoil Australia Holdings, Inc.
Recoil Holdings, Inc.
Recoil Inc.

                                                 RULE 144A/REGULATION S APPENDIX


           FOR OFFERINGS TO QUALIFIED INSTITUTIONAL BUYERS PURSUANT
                TO RULE 144A AND TO CERTAIN PERSONS IN OFFSHORE
                   TRANSACTIONS IN RELIANCE ON REGULATION S

                  PROVISIONS RELATING TO INITIAL SECURITIES,
                  ------------------------------------------
                          PRIVATE EXCHANGE SECURITIES
                          ---------------------------
                            AND EXCHANGE SECURITIES
                            -----------------------


     1.   Definitions.
          -----------

     1.1  Definitions.
          -----------

          For the purposes of this Appendix the following terms shall have the meanings indicated below:

          "Depositary" means The Depository Trust Company, its nominees and their respective successors and assigns.

          "Exchange Securities" means (i) the 10 3/4% Senior Subordinated Notes due 2009 to be issued pursuant to this Indenture in connection with a Registered Exchange Offer pursuant to a Registration Rights Agreement and (ii) Additional Securities, if any, issued in the form of 10 3/4% Senior Subordinated Notes due 2009 pursuant to a registration statement filed with the SEC under the Securities Act.

          "Initial Purchasers" means (i) with respect to the Initial Securities issued on the Issue Date, Credit Suisse First Boston Corporation and Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Smith Barney Inc., NationsBanc Montgomery Securities LLC, and Warburg Dillon Read LLC and (ii) with respect to each issuance of Additional Securities, the Persons purchasing such Additional Securities under the related Purchase Agreement.

          "Initial Securities" means (i) $225,000,000 principal amount of 10 3/4% Senior Subordinated Notes due 2009, issued on the Issue Date and (ii) Additional Securities, if any, issued in the form of 10 3/4% Senior Subordinated Notes due 2009 in a transaction exempt from the registration requirements of the Securities Act.

          "Private Exchange" means the offer by the Company, pursuant to a Registration Rights Agreement, to the Initial Purchasers to issue and deliver to each Initial Purchaser, in exchange for the Initial Securities held by the Initial Purchaser as part of its initial distribution, a like aggregate principal amount of Private Exchange Securities.

          "Private Exchange Securities" means the 10 3/4% Senior Subordinated Private Exchange Notes due 2009, if any, to be issued pursuant to this Indenture to the Initial Purchasers in a Private Exchange.

          "Purchase Agreement" means (i) with respect to the Initial Securities issued on the Issue Date, the Purchase Agreement dated April 15, 1999, among the Company and the initial purchasers named therein and (ii) with respect to each issuance of Additional Securities, the purchase agreement or underwriting agreement among the Company and the Persons purchasing such Additional Securities.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Registered Exchange Offer" means the offer by the Company, pursuant to a Registration Rights Agreement, to certain Holders of Initial Securities to issue and deliver to such Holders, in exchange for such Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

          "Registration Rights Agreement" means (i) with respect to the Initial Securities issued on the Issue Date, the Registration Rights Agreement dated April 15, 1999 among the Company and the initial purchasers named therein, and
(ii) with respect to each issuance of Additional Securities issued in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, among the Company and the Persons purchasing such Additional Securities under the related Purchase Agreement.

          "Securities" means the Initial Securities, the Exchange Securities and the Private Exchange Securities, treated as a single class.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depositary), or any successor person thereto and shall initially be the Trustee.

          "Shelf Registration Statement" means the shelf registration statement issued by the Company, in connection with the offer and sale of Initial Securities, Exchange Securities, or Private Exchange Securities, pursuant to a Registration Rights Agreement.

          "Transfer Restricted Securities" means Securities that bear or are required to bear the legend set forth in Section 2.3(b) hereto.

     1.2  Other Definitions
          -----------------

          Term                        Defined in Section:
          ----                        ------------------

"Agent Members"..............................   2.1(b)
"Global Security"............................   2.1(a)
"Regulation S"...............................   2.1(a)
"Rule 144A"..................................   2.1(a)

     2.   The Securities.
          --------------

     2.1  Form and Dating.
          ---------------

          On the Issue Date, $225,000,000 of the Initial Securities are being offered and sold by the Company pursuant to the Purchase Agreement.

          (a) Global Securities.  Initial Securities offered and sold to a QIB
              -----------------
in reliance on Rule 144A under the Securities Act ("Rule 144A") or in reliance on Regulation S under the Securities Act ("Regulation S"), in each case as provided in the Purchase Agreement, and Additional Securities, if any, issued in the form of Exchange Securities, shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons with the global securities legend and restricted securities legend set forth in Exhibit 1 hereto (each, a "Global Security"), which shall be deposited on behalf of the purchasers of the Initial Securities or Additional Securities, as applicable, represented thereby with the Trustee as custodian for the Depositary (or with such other custodian as the Depositary may direct), and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

          (b) Book-Entry Provisions.  This Section 2.1(b) shall apply only to a
              ---------------------
Global Security deposited with or on behalf of the Depositary.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

          (c) Certificated Securities.  Except as provided in this Section 2.1
              -----------------------
or Section 2.3 or 2.4 of this Appendix, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

     2.2  Authentication. The Trustee shall authenticate and deliver: (1) On the
          --------------
Issue Date, $225,000,000 million 10 3/4% Senior Subordinated Notes due 2009, (2) any Additional Securities for original issue in an aggregate principal amount specified in the written order of the Company pursuant to Section 2.02 of the Indenture and (3) Exchange Securities or Private Exchange Securities for issue in a Registered Exchange Offer or a Private Exchange, respectively, in exchange for a like principal amount of Initial Securities in each case upon a written order of the Company signed by two Officers. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and whether the Securities are to be Initial Securities, Exchange Securities or Private Exchange Securities, in the case of an issuance of Additional Securities pursuant to Section 2.13 of the Indenture, shall certify, among other things that such issuance is in compliance with Section 4.03 of the Indenture.

     2.3  Transfer and Exchange.
          ---------------------

          (a) Transfer and Exchange of Global Securities.
              ------------------------------------------

               (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Registrar a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Security. The Registrar shall, in accordance with such instructions instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.

               (ii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4 of this Appendix), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

              (iii) In the event that a Global Security is exchanged for Securities in definitive registered form pursuant to Section 2.4 of this Appendix or Section 2.09 of this Indenture, prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Initial Securities intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.

          (b)  Legend.
               ------

               (i) Except as permitted by the following paragraphs (ii), (iii) and (iv), each Security certificate evidencing Initial Securities and Private Exchange Securities (and all Securities issued in exchange therefor or in substitution thereof, other than Exchange Securities) shall bear a legend in substantially the following form:

          "THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

          THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
          (i) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (iv) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH (iv) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."

               (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder certifies in writing to the

     Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security).

               (iii) After a transfer of any Initial Securities or Private Exchange Securities during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities or Private Exchange Securities, as the case may be, all requirements pertaining to legends on such Initial Securities or such Private Exchange Securities will cease to apply, but the requirements requiring such Initial Securities or such Private Exchange Securities issued to certain Holders be issued in global form will continue to apply, and Initial Securities or Private Exchange Securities in global form without legends will be available to the transferee of the Holder of such Initial Securities or Private Exchange Securities upon exchange of such transferring Holder's Initial Securities or Private Exchange Securities or directions to transfer such Holder's interest in the Global Security, as applicable.

               (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will continue to apply and Initial Securities in global form with the restricted securities legend set forth in Exhibit 1 hereto will be available to Holders of such Initial Securities that do not exchange their Initial Securities, and Exchange Securities in global form without the restricted securities legend set forth in Exhibit 1 hereto will be available to Holders that exchange such Initial Securities in such Registered Exchange Offer.

               (v) Upon the consummation of a Private Exchange with respect to the Initial Securities pursuant to which Holders of such Initial Securities are offered Private Exchange Securities in exchange for their Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will still apply, and Private Exchange Securities in global form with the restricted securities legend set forth in Exhibit 1 hereto will be available to Holders that exchange such Initial Securities in such Private Exchange.

          (c) Cancellation or Adjustment of Global Security.  At such time as
              ---------------------------------------------
all beneficial interests in a Global Security have either been exchanged for certificated Securities, redeemed, repurchased or canceled, such Global Security shall be returned to the Depositary for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for certificated Securities, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

          (d) Obligations with Respect to Transfers and Exchanges of Securities.
              -----------------------------------------------------------------

               (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate certificated Securities and Global Securities at the Registrar's or any co-registrar's request.

               (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 4.06, 4.09 and Section 9.06 of this Indenture).

              (iii) The Registrar or any co-registrar shall not be required to register the transfer of or exchange of (a) any certificated Security selected for redemption in whole or in part pursuant to Article III of this Indenture, except the unredeemed portion of any certificated Security being redeemed in part, or (b) any Security for a period beginning 15 days before the mailing of a notice of an offer to repurchase or redeem Securities or 15 days before an Interest Payment Date.

              (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

              (v) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

          (e)  No Obligation of the Trustee.
               ----------------------------

               (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

               (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     2.4  Certificated Securities.
          -----------------------

          (a) A Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of certificated Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security and a successor depositary is not appointed by the Company within 90 days of such notice or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under this Indenture.

          (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of certificated Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Initial Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.3(b), bear the restricted securities legend set forth in Exhibit 1 hereto.

          (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (d) In the event of the occurrence of either of the events specified in Section 2.4(a) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

                                                                       EXHIBIT 1
                                                       TO RULE 144A/REGULATION S
                                                                        APPENDIX



                          [Global Securities Legend]

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND
ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THIS INDENTURE REFERRED TO ON THE REVERSE HEREOF.


                        [Restricted Securities Legend]

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANS ACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMP TION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (iv) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH (iv) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                     [TO BE ATTACHED TO GLOBAL SECURITIES]


             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY


          The following increases or decreases in this Global Security have been made:


                     Amount of decrease    Amount of increase
                       in Principal Amount   in Principal Amount    Principal Amount of this Global     Signature of authorized
                      of this Global Secu-   of this Global Secu-    Security following such decrease    officer of Trustee or Se-
 Date of Exchange            rity                  rity                    or increase                     curities Custodian
---------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A
                                                                       ---------
                           FORM OF INITIAL SECURITY
                           ------------------------


                                                          CUSIP No.:

                           THE FAIRCHILD CORPORATION

                   10 3/4% SENIOR SUBORDINATED NOTE DUE 2009

No.                                                                     $

          THE FAIRCHILD CORPORATION, a Delaware corporation (the "Company," which term includes any successor entity), for value received promises to pay to _______ or registered assigns, the principal sum of Dollars, on April 15, 2009.

          Interest Payment Dates:  April 15 and October 15

          Record Dates:  April 1 and October 1

          Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                              THE FAIRCHILD CORPORATION


                              By:--------------------------
                                  Name:
                                  Title:

                              By:--------------------------
                                  Name:
Dated: ____________               Title:

Certificate of Authentication

          This is one of the 10 3/4% Senior Subordinated Notes due 2009 referred to in the within-mentioned Indenture.

                                THE BANK OF NEW YORK
                              _______________________
                                    as Trustee

Dated: ____________      By:_________________________________
                                  Authorized Signatory

                  [FORM OF REVERSE SIDE OF INITIAL SECURITY]

                   10 3/4% Senior Subordinated Note due 2009

1.   INTEREST
     --------

          The Fairchild Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above[; provided, however,
                                                            --------  -------
that if a Registration Default (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of 0.50% per annum from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, calculated on the principal amount of this Security as of the date on which such interest is payable; provided, however, that (i) no holder of Securities who is
                     --------  -------
not entitled to the benefits of a Shelf Registration Statement shall be entitled to receive additional interest by reason of a Registration Default that pertains to a Shelf Registration Statement; and (ii) no holder of Securities constituting an unsold allotment from the original sale of the Securities or any other holder of Securities who is entitled to the benefits of a Shelf Registration Statement shall be entitled to receive additional interest by reason of a Registration Default that pertains to a Registered Exchange Offer. Such interest is payable in addition to any other interest payable from time to time with respect to this Security]/1/. The Company will pay interest semiannually on April 15 and October 15 of each year. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from April 20, 1999 [date of issuance of any Additional Securities]. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate, in each case, to the extent lawful.



2.   METHOD OF PAYMENT
     -----------------

          The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the April 1 or October 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by

-----------------------------

/1/ To be included in the Initial Securities issued on the Issue Date and, to the extent applicable, any Additional Securities issued in the form of Initial Securities.

a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that
                                                        --------  -------
payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).




3.   PAYING AGENT AND REGISTRAR
     --------------------------

          Initially, The Bank of New York, a banking corporation organized and validly existing under the laws of the State of New York, as Trustee ("Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Restricted Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.   INDENTURE
     ---------

          The Company issued the Securities under an Indenture dated as of April 20, 1999 ("Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

          The Securities are general unsecured obligations of the Company. Payment on each Security is guaranteed on a senior subordinated basis by the Subsidiary Guarantors pursuant to Article XI of the Indenture. To the extent of any conflict between the terms of the Securities and the Indenture, the applicable terms of the Indenture shall govern. The Company shall be entitled, subject to its compliance with Section 4.03 of the Indenture, to issue Additional Securities pursuant to Section 2.13 of the Indenture. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities or Private Exchange Securities issued pursuant to the Indenture will be treated as a single class for all purposes under the Indenture. The Indenture contains certain covenants that, among other things, will limit the ability of the Company and certain of its subsidiaries to (i) incur additional indebtedness, (ii) pay dividends or distributions on, or redeem or repurchase, the Company's capital stock, (iii) make investments, (iv) engage in transactions with affiliates, (v) create liens on the Company's assets to secure certain debt, (vi) transfer or sell assets, (vii) guarantee indebtedness, (viii) make dividend or other payments, (ix) consolidate, merge or transfer all or substantially all of the Company's assets and the assets of its subsidiaries and (x) engage in unrelated business. These covenants, however, are subject to important exceptions and qualifications.

5.   OPTIONAL REDEMPTION
     -------------------

          Except as set forth in the next paragraph, the Securities may not be redeemed prior to April 15, 2004. On and after that date, the Company may redeem the Securities in whole at any time or in part from time to time at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest thereon, if any, to the applicable redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date):

          if redeemed during the 12-month period beginning April 15,

    Period                                                   Percentage
    ------                                                   ----------
2004........................................................  105.375%
2005........................................................  103.583
2006........................................................  101.792
2007 and thereafter.........................................  100.000

          In addition, prior to April 15, 2002, the Company may at its option on one or more occasions redeem up to 35% of the aggregate original principal amount of the Securities (including the original principal amount of any Additional Securities) at a redemption price of 110.750% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net cash proceeds from one or more Public Equity Offerings; provided that
                                                        --------

     (1) at least 65% of the original aggregate principal amount of Securities (including the original principal amount of any Additional Securities) remains outstanding immediately after the occurrence of each such redemption (other than Securities held, directly or indirectly, by the Company or its Affiliates); and

     (2) each such redemption occurs within 60 days after the date of the related Public Equity Offering.

6.   NOTICE OF REDEMPTION
     --------------------

          Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7.   PUT PROVISIONS
     --------------

          Upon a Change of Control, any Holder of Securities will have the right, subject to certain conditions, to cause the Company to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued interest to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

8.   SUBORDINATION
     -------------

          The Securities are subordinated to Senior Indebtedness, as defined in the Indenture. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

9.   DENOMINATIONS; TRANSFER; EXCHANGE
     ---------------------------------

          The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

10.  PERSONS DEEMED OWNERS
     ---------------------

          The registered Holder of this Security may be treated as the owner of it for all purposes.

11.  UNCLAIMED MONEY
     ---------------

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment,

Holders entitled to the money must look only to the Company and not to the Trustee for payment.

12.  DISCHARGE AND DEFEASANCE
     ------------------------

          Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

13.  AMENDMENT, WAIVER
     -----------------

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article V of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add guarantees with respect to the Securities or to secure the Securities, or to add additional covenants or surrender rights and powers conferred on the Company, or to comply with any requirement of the SEC in connection with qualifying the Indenture under the Act, or to make any change that does not adversely affect in any material respect the rights of any Securityholder.

14.  DEFAULTS AND REMEDIES
     ---------------------

          Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal on the Securities at maturity, upon redemption pursuant to paragraph 5 of the Securities, upon acceleration or otherwise, or failure by the Company to purchase Securities when required; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (iv) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company or any Significant Subsidiary if the amount accelerated (or so unpaid) exceeds $10 million; (v) certain events of bankruptcy or insolvency with respect to the Company and the Significant Subsidiaries; (vi) certain judgments or decrees for the payment of money in excess of $10 million; and (vii) any denial or disaffirmation of obligations by a Subsidiary Guarantor that is a Significant Subsidiary or any Subsidiary Guarantee by such a Subsidiary Guarantor is not in full force or is unenforceable (other than in accordance with the terms of the Subsidiary Guarantee). If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

15.  TRUSTEE DEALINGS WITH THE COMPANY
     ---------------------------------

          Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.  NO RECOURSE AGAINST OTHERS
     --------------------------

          A director, officer, employee or stockholder, as such, of the Company, the Subsidiary Guarantor or the Trustee shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.  AUTHENTICATION
     --------------

          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

18.  ABBREVIATIONS
     -------------

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

19.  CUSIP NUMBERS
     -------------

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

[20. REGISTRATION RIGHTS
     -------------------

          Pursuant to the Registration Rights Agreement (as defined in the Indenture), the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for the Company's 10 3/4% Senior Subordinated Notes due 2009 in the form of Exchange Securities, which shall have been registered under the Securities Act, or the Company's 10 3/4% Senior Subordinated Private Exchange Notes due 2009 (the "Private Exchange Securities"), in each case in like principal amount and having terms substantially identical in all material respects to the Initial Securities. The Holders of the Initial Securities shall be entitled to receive certain additional interest payments if such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement. Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.]/2/

21.  GOVERNING LAW.
     -------------

          THIS SECURITY (AND THE SUBSIDIARY GUARANTEE RELATING THERETO) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          The Company will furnish to any securityholder upon written request and without charge to the security holder a copy of the indenture which has in it the text of this security in larger type. Requests may be made to:

--------------------------
/2/ To be included in the Initial Securities issued on the Issue Date and, to the extent applicable, any Additional Securities issued in the form of Initial Securities.

                        The Fairchild Corporation
                        45025 Aviation Drive, Suite 400
                        Dulles, Virginia  20166
                        Attention: General Counsel

        [FORM OF NOTATION ON SECURITY RELATING TO SUBSIDIARY GUARANTEE]

                             SUBSIDIARY GUARANTEE

          The undersigned subsidiary guarantors (collectively, the "Subsidiary Guarantors"), have each jointly and severally unconditionally guaranteed on a senior subordinated basis (such guarantee by each Subsidiary Guarantor being referred to herein as the "Subsidiary Guarantee") (i) the due and punctual payment of the principal of and interest on the Securities, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article XI of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, subject to any applicable grace period, by acceleration or otherwise.

          The obligations of each Subsidiary Guarantor to the Holders of Securities and to the Trustee pursuant to the Subsidiary Guarantee and the Indenture are expressly set forth and are senior subordinated obligations of each Subsidiary Guarantor, to the extent and in the manner provided, in Articles XI and XII of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Subsidiary Guarantee therein made.

          No stockholder, officer, director, employee or incorporator, as such, past, present or future, of each Subsidiary Guarantor shall have any liability under the Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director, employee or incorporator.

          The Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                    A10 INC.



                    by ---------------------------------
                         Name:
                         Title:

                    CAMLOC HOLDINGS INC.



                    by ---------------------------------
                         Name:
                         Title:

                    FAIRCHILD DATA CORPORATION



                    by ---------------------------------
                         Name:
                         Title:

                    FAIRCHILD FASTENERS CORP.



                    by ---------------------------------
                         Name:
                         Title:

                    FAIRCHILD FRANCE, INC.



                    by ---------------------------------
                         Name:
                         Title:

                    FAIRCHILD HOLDING CORP.



                    by ---------------------------------
                         Name:
                         Title:

                    FAIRCHILD RETIREE MEDICAL SERVICES, INC.



                    by ---------------------------------
                         Name:
                         Title:

                    MAIROLL, INC.



                    by ---------------------------------
                         Name:
                         Title:

                    MEOW, INC.



                    by ---------------------------------
                         Name:
                         Title:

                    QUACK QUACK, INC.



                    by ---------------------------------
                         Name:
                         Title:

                    RECYCLING INVESTMENTS, INC.



                    by ---------------------------------
                         Name:
                         Title:

                    RECYCLING INVESTMENTS II, INC.



                    by ---------------------------------
                         Name:
                         Title:

                    RHI HOLDINGS, INC.



                    by ---------------------------------
                         Name:
                         Title:

                    SIMMONDS MECAERO FASTENERS, INC.



                    by ---------------------------------
                         Name:
                         Title:

                    SPECIAL-T FASTENERS, INC.



                    by ---------------------------------
                         Name:
                         Title:

                    SUCHOMIMOUS TERENSIS, INC.



                    by ---------------------------------
                         Name:
                         Title:

                    VSI HOLDINGS, INC.



                    by ---------------------------------
                         Name:
                         Title:

                    BANNER AEROSPACE, INC.



                    by ---------------------------------
                         Name:
                         Title:

                    BANNER AEROSPACE SERVICES, INC.



                    by  ---------------------------------
                         Name:
                         Title:

                    BANNER AEROSPACE-SINGAPORE, INC.



                    by  ---------------------------------
                         Name:
                         Title:

                    BAR DE, INC.



                    by  ---------------------------------
                         Name:
                         Title:

                    D A C INTERNATIONAL, INC.



                    by  ---------------------------------

                         Name:
                         Title:

                    DALLAS AEROSPACE, INC.



                    by  ---------------------------------

                         Name:
                         Title:

                    GEORGETOWN JET CENTER, INC.



                    by  ---------------------------------
                         Name:
                         Title:

                    MATRIX AVIATION, INC.



                    by  ---------------------------------
                         Name:
                         Title:

                    NASAM INCORPORATED



                    by  ---------------------------------
                         Name:
                         Title:

                    PB HERNDON AEROSPACE, INC.



                    by  ---------------------------------

                         Name:
                         Title:

                    PROFESSIONAL AIRCRAFT ACCESSORIES, INC.



                    by  ---------------------------------
                         Name:
                         Title:

                    PROFESSIONAL AVIATION ASSOCIATES, INC.



                    by  ---------------------------------
                         Name:
                         Title:

                    M&M MACHINE & TOOL CO.



                    by  ______________________________________________
                         Name:
                         Title:

                    MARCLIFF CORPORATION



                    by  ______________________________________________
                         Name:
                         Title:

                    MARSON CREATIVE FASTENER, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    RECOIL AUSTRALIA HOLDINGS, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    RECOIL HOLDINGS, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    RECOIL INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    KAYNAR TECHNOLOGIES INC.



                    by  ______________________________________________
                         Name:
                         Title:

 -----------------------------------------------------------------------------
                                ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint ________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



Date: ____________________    Your Signature:  _______________________


-------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

     (1) [ ]   to the Company; or

     (2) [ ] pursuant to an effective registration statement under the Securities Act of 1933; or

     (3) [ ] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (4) [ ] outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 903 or Rule 904 under the Securities Act of 1933; or

     (5) [ ] pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

     Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box
                                               --------  -------
     (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.



                                        ________________________________
                                                   Signature

Signature Guarantee:

________________________________        ________________________________
Signature must be guaranteed                       Signature

  ---------------------------------------------------------------------------
             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:  _____________________       _________________________________________
                                    NOTICE:   To be executed by an executive
                                              officer

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased by the Company pursuant to Section 4.06 or 4.09 of the Indenture, check the box: [ ]

          If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.06 or 4.09 of the Indenture, state the amount in principal amount: $_______________


Date: _________________  Your Signature: _____________________________
                                         (Sign exactly as your name
                                         appears on the other side of this
                                         Security.)

Signature Guarantee: ___________________________________________
                          (Signature must be guaranteed)

                                                                       EXHIBIT B
                                                                       ---------

            FORM OF EXCHANGE SECURITY AND PRIVATE EXCHANGE SECURITY
            -------------------------------------------------------


                                                                      CUSIP No.:

                           THE FAIRCHILD CORPORATION

         10 3/4% SENIOR SUBORDINATED [PRIVATE EXCHANGE] NOTE DUE 2009

No. ______                                          $__________

          THE FAIRCHILD CORPORATION, a Delaware corporation (the "Company," which term includes any successor entity), for value received promises to pay to _____________________ or registered assigns, the principal sum of _____________ Dollars, on April 15, 2009.

          Interest Payment Dates: April 15 and October 15

          Record Dates: April 1 and October 1

          Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                              THE FAIRCHILD CORPORATION


                              By:_______________________________
                                  Name:
                                  Title:

                              By:_______________________________
                                  Name:
Dated:  ________________          Title:

Certificate of Authentication

          This is one of the 10 3/4% Senior Subordinated [Private Exchange] Notes due 2009 referred to in the within-mentioned Indenture.

                              THE BANK OF NEW YORK
                              ___________________________
                                      as Trustee


Dated:  __________________________     By:______________________________
                                       Authorized Signatory



[If the Security is to be issued in global form add the Global Securities Legend from Exhibit 1 to the Appendix and the attachment from such Exhibit 1 captioned "[TO BE ATTACHED TO GLOBAL SECURITIES] - SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY".]

[If the Security is a Private Exchange Security issued in a Private Exchange to an Initial Purchaser holding an unsold portion of its initial allotment, add the restricted securities legend from Exhibit 1 to Appendix A and replace the Assignment Form with that included in Exhibit A.]

                  [FORM OF REVERSE SIDE OF EXCHANGE SECURITY
                         OR PRIVATE EXCHANGE SECURITY]

                   10 3/4% Senior Subordinated Note due 2009

1.   INTEREST
     --------

          The Fairchild Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above [; provided, however,
                                                             --------  -------
that if a Registration Default (as defined in the Registration Rights Agreement) occurs, interest will accrue on this Security at a rate of 0.50% per annum from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, calculated on the principal amount of this Security as of the date on which such interest is payable; provided, however, that (i) no holder of Securities who is
                     --------  -------
not entitled to the benefits of a Shelf Registration Statement shall be entitled to receive additional interest by reason of a Registration Default that pertains to a Shelf Registration Statement; and (ii) no holder of Securities constituting an unsold allotment from the original sale of the Securities or any other holder of Securities who is entitled to the benefits of a Shelf Registration Statement shall be entitled to receive additional interest by reason of a Registration Default that pertains to a Registered Exchange Offer. Such interest is payable in addition to any other interest payable from time to time with respect to this Security]/1/. The Company will pay interest semiannually on April 15 and October 15 of each year. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from April 20, 1999 [date of issuance of any Additional Securities]. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.



2.   METHOD OF PAYMENT
     -----------------

          The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the April 1 or October 1 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in


---------------------------
/1/ Insert if at the time of issuance of the Exchange Security or Private Exchange Security (as the case may be) neither the Registered Exchange Offer has been consummated nor a Shelf Registration Statement has been declared effective in accordance with the Registration Rights Agreement.

money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Securities (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by the holders thereof or, if no U.S. dollar account maintained by the payee with a bank in the United States is designated by any holder to the Trustee or the Paying Agent at least 30 days prior to the relevant due date for payment (or such other date as the Trustee may accept in its discretion), by mailing a check to the registered address of such holder.

3.   PAYING AGENT AND REGISTRAR
     --------------------------

          Initially, The Bank of New York, a banking corporation organized and validly existing under the laws of the State of New York, as Trustee ("Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Restricted Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.   INDENTURE
     ---------

          The Company issued the Securities under an Indenture dated as of April 20, 1999 ("Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the
    ------
"Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

          The Securities are general unsecured obligations of the Company. Payment on each Security is guaranteed on a senior subordinated basis by the Subsidiary Guarantors pursuant to Article XI of the Indenture. To the extent of any conflict between the terms of the Securities and the Indenture, the applicable terms of the Indenture shall govern. The Company shall be entitled, subject to its compliance with Section 4.03 of the Indenture, to issue Additional Securities pursuant to Section 2.13 of the Indenture. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities or Private Exchange Securities issued pursuant to the Indenture will be treated as a single class for all purposes under the Indenture. The Indenture contains certain covenants that, among other things will limit the ability of the Company and certain of its subsidiaries to (i) incur additional indebtedness, (ii) pay dividends or distributions on, or redeem or repurchase, the Company's capital stock, (iii) make investments, (iv) engage in transactions with affiliates, (v) create liens on the Company's assets to secure certain debt, (vi) transfer or sell assets, (vii) guarantee indebtedness, (viii) make dividend or other payments, (ix) consolidate, merge or transfer all or substantially all of the Company's assets and the assets of its subsidiaries and
(x) engage in unrelated business. These covenants, however, are subject to important exceptions and qualifications.

5.   OPTIONAL REDEMPTION
     -------------------

          Except as set forth in the next paragraph, the Securities may not be redeemed prior to April 15, 2004. On and after that date, the Company may redeem the Securities in whole at any time or in part from time to time at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest thereon, if any, to the applicable redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date):

          if redeemed during the 12-month period beginning April 15,

Period                                  Percentage
------                                  ----------
2004.................................... 105.375%
2005.................................... 103.583
2006.................................... 101.792
2007 and thereafter..................... 100.000

          In addition, prior to April 15, 2002, the Company may at its option on one or more occasions redeem up to 35% of the aggregate original principal amount of the Securities (including the original principal amount of any Additional Securities) at a redemption price of 110.750% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net cash proceeds from one or more Public Equity Offerings; provided, that
                                                        --------

     (1) at least 65% of the original aggregate principal amount of Securities (including the original principal amount of any Additional Securities) remains outstanding immediately after the occurrence of each such redemption (other than Securities held, directly or indirectly, by the Company or its Affiliates); and

     (2) each such redemption occurs within 60 days after the date of the related Public Equity Offering.


6.   NOTICE OF REDEMPTION
     --------------------

          Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7.   PUT PROVISIONS
     --------------

          Upon a Change of Control, any Holder of Securities will have the right, subject to certain conditions, to cause the Company to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued interest to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

8.   SUBORDINATION
     -------------

          The Securities are subordinated to Senior Indebtedness, as defined in the Indenture. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

9.   DENOMINATIONS; TRANSFER; EXCHANGE
     ---------------------------------

     The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

10.  PERSONS DEEMED OWNERS
     ---------------------

          The registered Holder of this Security may be treated as the owner of it for all purposes.

11.  UNCLAIMED MONEY
     ---------------

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

12.  DISCHARGE AND DEFEASANCE
     ------------------------

          Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

13.  AMENDMENT, WAIVER
     -----------------

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article V of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add guarantees with respect to the Securities or to secure the Securities, or to add additional covenants or surrender rights and powers conferred on the Company, or to comply with any requirement of the SEC in connection with qualifying the Indenture under the Act, or to make any change that does not adversely affect in any material respect the rights of any Securityholder.

14.  DEFAULTS AND REMEDIES
     ---------------------

          Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal on the Securities at maturity, upon redemption pursuant to paragraph 5 of the Securities, upon acceleration or otherwise, or failure by the Company to purchase Securities when required; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (iv) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company or any Significant Subsidiary if the amount accelerated (or so unpaid) exceeds $10 million; (v) certain events of bankruptcy or insolvency with respect to the Company and the Significant Subsidiaries; (vi) certain judgments or decrees for the payment of money in excess of $10 million and (vii) any denial or disaffirmation of obligations by a Subsidiary Guarantor that is a Significant Subsidiary or any Subsidiary Guarantee by such a Subsidiary Guarantor is not in full force or is unenforceable (other than in accordance with the terms of the Subsidiary Guarantee). If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

15.  TRUSTEE DEALINGS WITH THE COMPANY
     ---------------------------------

          Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.  NO RECOURSE AGAINST OTHERS
     --------------------------

          A director, officer, employee or stockholder, as such, of the Company, any Subsidiary Guarantor or the Trustee shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.  AUTHENTICATION
     --------------

          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

18.  ABBREVIATIONS
     -------------

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

19.  CUSIP NUMBERS
     -------------

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

[20. REGISTRATION RIGHTS
     -------------------

          Pursuant to the Registration Rights Agreement (as defined in the Indenture), the Company will have certain obligations to the Holders of the Exchange Securities and the Private Exchange Securities. The Holders of the Exchange Securities and the Private Exchange Securities shall be entitled to receive certain additional interest payments upon certain conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement. Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including, without limitation, the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.]/2/



21.  GOVERNING LAW
     -------------

          THIS SECURITY (AND THE SUBSIDIARY GUARANTEE RELATING THERETO) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          The Company will furnish to any Securityholder upon written request and without charge to the security holder a copy of the indenture which has in it the text of this security in larger type. Requests may be made to:

          The Fairchild Corporation
          45025 Aviation Drive, Suite 400
          Dulles, Virginia  20166
          Attention: General Counsel

--------------------------
/2/  To be included if applicable.

        [FORM OF NOTATION ON SECURITY RELATING TO SUBSIDIARY GUARANTEE]

                             SUBSIDIARY GUARANTEE


          The undersigned subsidiary guarantors (collectively, the "Subsidiary Guarantors"), have each jointly and severally unconditionally guaranteed on a senior subordinated basis (such guarantee by each Subsidiary Guarantor being referred to herein as the "Subsidiary Guarantee") (i) the due and punctual payment of the principal of and interest on the Securities, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article XI of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, subject to any applicable grace period, by acceleration or otherwise.

          The obligations of each Subsidiary Guarantor to the Holders of Securities and to the Trustee pursuant to the Subsidiary Guarantee and the Indenture are expressly set forth and are senior subordinated obligations of each Subsidiary Guarantor, to the extent and in the manner provided, in Articles XI and XII of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Subsidiary Guarantee therein made.

          No stockholder, officer, director, employee or incorporator, as such, past, present or future, of each Subsidiary Guarantor shall have any liability under the Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director, employee or incorporator.

          The Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                    A10 INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    CAMLOC HOLDINGS INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    FAIRCHILD DATA CORPORATION



                    by  ______________________________________________
                         Name:
                         Title:

                    FAIRCHILD FASTENERS CORP.



                    by  ______________________________________________
                         Name:
                         Title:

                    FAIRCHILD FRANCE, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    FAIRCHILD HOLDING CORP.



                    by  ______________________________________________
                         Name:
                         Title:

                    FAIRCHILD RETIREE MEDICAL SERVICES, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    MAIROLL, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    MEOW, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    QUACK QUACK, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    RECYCLING INVESTMENTS, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    RECYCLING INVESTMENTS II, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    RHI HOLDINGS, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    SIMMONDS MECAERO FASTENERS, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    SPECIAL-T FASTENERS, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    SUCHOMIMOUS TERENSIS, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    VSI HOLDINGS, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    BANNER AEROSPACE, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    BANNER AEROSPACE SERVICES, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    BANNER AEROSPACE-SINGAPORE, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    BAR DE, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    D A C INTERNATIONAL, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    DALLAS AEROSPACE, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    GEORGETOWN JET CENTER, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    MATRIX AVIATION, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    NASAM INCORPORATED



                    by  ______________________________________________
                         Name:
                         Title:

                    PB HERNDON AEROSPACE, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    PROFESSIONAL AIRCRAFT ACCESSORIES, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    PROFESSIONAL AVIATION ASSOCIATES, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    M&M MACHINE & TOOL CO.



                    by  ______________________________________________
                         Name:
                         Title:

                    MARCLIFF CORPORATION



                    by  ______________________________________________
                         Name:
                         Title:

                    MARSON CREATIVE FASTENER, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    RECOIL AUSTRALIA HOLDINGS, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    RECOIL HOLDINGS, INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    RECOIL INC.



                    by  ______________________________________________
                         Name:
                         Title:

                    KAYNAR TECHNOLOGIES INC.



                    by  ______________________________________________
                         Name:
                         Title:

                                ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to


--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint ________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



Date:     ____________________      Your Signature:________________________


 -----------------------------------------------------------------------------
     Sign exactly as your name appears on the other side of this Security.

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this security purchased by the company pursuant to section 4.06 or 4.09 of the indenture, check the box: [ ]

          If you want to elect to have only part of this security purchased by the company pursuant to section 4.06 or 4.09 of the indenture, state the amount:
$____________


Date: _____________________   Your Signature: _______________________
                                              (Sign exactly as your name
                                              appears on the other side of the
                                              Security)


Signature Guarantee: __________________________________________
                     (Signature must be guaranteed by a member firm of the New York stock exchange or a commercial bank or trust company)